UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2017 through March 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Income Trust

--------------------------------------------------------------------------------
                        Annual Report | March 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHT

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          39

Notes to Financial Statements                                                 45

Report of Independent Registered Public Accounting Firm                       62

Additional Information                                                        64

Trustees, Officers and Service Providers                                      66

                           Pioneer High Income Trust | Annual Report | 3/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and it is anticipated that GDP growth in the first quarter of 2018 will exceed 2%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable

2 Pioneer High Income Trust | Annual Report | 3/31/18 business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer High Income Trust | Annual Report | 3/31/18 3

Portfolio Management Discussion | 3/31/18

High-yield bonds and other credit-sensitive securities produced positive results during the 12-month period ended March 31, 2018. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12-month period. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer), is responsible for the daily management of the Trust. He is assisted by Matthew Shulkin, a vice president and assistant portfolio manager at Amundi Pioneer(1).

Q    How did the Trust perform during the 12-month period ended March 31, 2018?

A Pioneer High Income Trust returned 6.38% at net asset value (NAV) and 2.94% at market price during the 12-month period ended March 31, 2018. During the same 12-month period, the Trust's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Index (the ICE BofA ML Index), returned 3.69% at NAV. The ICE BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the ICE BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same 12-month period, the average return (at market price) of the 50 closed end funds in Morningstar's High Yield Bond Closed End Funds category (which may or may not be leveraged) was 4.01%, and the average return at NAV of the 50 closed end funds in the same Morningstar category was 5.12%.

     The shares of the Trust were selling at a 10.7% discount to NAV at the end of the 12-month period. Comparatively, the shares of the Trust were selling at a 7.8% discount to NAV on March 31, 2017.

     On March 31, 2018, the standardized 30-day SEC yield of the Trust's shares was 8.01%*.

(1) Mr. Shulkin became a manager of the Trust effective October 1, 2017. In addition, Tracy Wright was a manager of the Trust from the beginning of the 12-month period through her departure from Amundi Pioneer on March 30, 2018, just prior to the end of the period.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Annual Report | 3/31/18

Q How would you describe the investment environment for high-yield debt during the 12-month period ended March 31, 2018?

A For much of the 12-month period, credit-oriented areas of the bond market continued to be supported by positive economic data and the Federal Reserve System's (the Fed's) well-signaled and incremental approach towards interest-rate normalization as well as the tapering of its balance sheet.

     The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a tax reform package in the U.S. that included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

     Although inflation was running below its 2% target, the Fed still implemented three incremental rate hikes over the 12-month period, thus increasing the upper target range for the federal funds rate to 1.75%. In addition, in October of 2017, the Fed began the gradual tapering of its mortgage-backed security and Treasury holdings accumulated over multiple quantitative-easing programs conducted between 2008 and 2014. The plan to reduce the Fed's balance sheet had been extensively foreshadowed, however, and so the market's reaction to the actual launch date was muted.

     The first quarter of 2018 saw so-called risk assets, such as corporate bonds, surrender some of their earlier gains. January started strong, as the market continued to rally due to optimism over the significant U.S. tax reform legislation. Employment data announced at the end of January was strong, however, which led the market to revise inflation expectations higher and raised concerns that the Fed would feel compelled to accelerate the pace of its rate hikes. While sentiment stabilized fairly quickly, the markets soon received another jolt as the Trump administration threatened tariffs on imports from China, raising fears of a global trade war with the potential to undermine global economic growth. A rise in U.S. Treasury rates from January through March was another headwind, and in the first quarter the high-yield market ended up producing its first negative quarterly return since 2015.

     The yield advantages, or spreads, provided by high-yield corporate bonds over U.S. Treasuries narrowed slightly over the 12-month period, and high-yield securities generally outperformed higher-quality fixed-income asset classes. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Strong corporate profit growth, good credit-market conditions, and higher energy prices combined to help drive down the default rate in the high-yield market, thus supporting tighter high-yield spreads.

                           Pioneer High Income Trust | Annual Report | 3/31/18 5

     Within the high-yield market, lower-rated issues generally outperformed higher-rated credits during the Trust's fiscal year. For example, bonds rated "CCC" outperformed those rated "BB" by 222 basis points, or 2.22% (according to ICE BofA ML indices). Positive returns, however, were generally based on the coupon (or yield) element of the securities, as high-yield bond prices declined modestly over the full 12 months.

Q What factors affected the Trust's performance relative to the benchmark ICE BofA ML Index during the 12-month period ended March 31, 2018?

A In an environment featuring positive returns for high-yield securities, much of the Trust's outperformance relative to the benchmark derived from the use of leverage, or borrowed funds, in order to increase the Trust's market exposure. The use of leverage amplifies the impact of market swings on the portfolio and increases the level of risk assumed by the Trust. Just as the use of leverage can enhance gains when high-yield market returns are positive, as they were during the 12-month period, leverage will also increase negative Trust results during high-yield market downturns.

     The Trust's shorter-duration stance compared to its benchmark also contributed positively to relative performance as yields rose along most of the Treasury curve over the period. In that vein, a modest out-of-benchmark portfolio position in floating-rate bank loans with very short durations was another positive contributor to benchmark-relative returns. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Security selection results, in aggregate, contributed positively to the Trust's benchmark-relative performance, highlighted by issues that we added to the portfolio while they were trading at distressed valuations. Individual names in the Trust's portfolio that performed well for the period included defaulted bonds of fishing company China Fishery Group, which rallied strongly on the news that asset sales would lead to full payment to bond holders. The Trust's exposure to the bonds of midstream energy firm ONEOK and oil-services company Shelf Drilling Holdings also contributed positively to relative returns, as each benefited from the strengthening in oil prices during the 12-month period. A position in the euro-denominated debt of Canadian pharmaceutical company Valeant Pharmaceutical was another strong performer for the Trust. Market sentiment with respect to Valeant's debt improved during the period as the new management team showed progress in addressing the company's high debt level accumulated during a string of acquisitions, while also taking steps to move the firm toward a more sustainable business model.

6 Pioneer High Income Trust | Annual Report | 3/31/18

     On the downside, a portfolio position in Revlon detracted from the Trust's benchmark-relative returns as the beauty company's results continued to falter. In addition, investors began to question whether the bond covenants provided sufficient protection. We trimmed the Trust's exposure to Revlon's debt during the period. Portfolio exposure to a pair of wireline telecommunication firms, Frontier and Windstream, also constrained benchmark-relative performance. In our view, both companies are on a path to refinancing their debt and improving cash flows, and so we added to the Trust's positions on weakness. Both outperformed in the first quarter of 2018, but not enough to counteract the negative effects on relative returns over the full 12-month period.

     Finally, the Trust's allocation to insurance-linked securities, including so-called catastrophe bonds, which are sponsored by insurance companies looking to offload some of the risk of having to pay claims after a natural disaster, detracted from benchmark-relative performance. Late last summer, three major hurricanes made landfall in the United States or its territories, and those disasters were followed almost immediately by two major earthquakes in Mexico. Each of those events generated numerous insurance claims and caused insurance-linked issues to underperform.

Q Did the Trust's yield, or dividend distributions to shareholders change during the 12-month period ended March 31, 2018?

A The Trust's dividend** remained stable during the period. While the rise in Treasury yields over the 12 months tended to increase the Trust's income generation, the accompanying narrowing of credit spreads acted as a counterweight.

Q How did the level of leverage in the Trust change during the 12-month period ended March 31, 2018?

A    The Trust employs leverage through a credit agreement.

     At the end of the 12-month period ended March 31, 2018, 28.9% of the Trust's total managed assets were financed by leverage, or borrowed funds, compared with 28.6% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2017. The absolute amount of funds borrowed by the Trust did not change during the period. The increase in the percentage of leveraged funds was the result of depreciation in the values of the Trust's holdings.

**   Dividends are not guaranteed.

                           Pioneer High Income Trust | Annual Report | 3/31/18 7

Q Did the Trust have any investments in derivative securities during the six-month period ended March 31, 2018? If so, did the investments have a material effect on the Trust's performance?

A Yes, the Trust had investments in both foreign forward currency transactions ("currency forwards") and interest-rate swaps during the 12-month period. We used currency forwards to add yield, to help reduce portfolio volatility, and to help protect the Trust in case of any unforeseen moves in the currency market. The currency forwards detracted from benchmark-relative returns during the period. The swaps, which we used to hedge the Trust's borrowing costs, contributed positively to relative performance.

Q    What is your investment outlook?

A In our view, credit fundamentals remain supportive of high yield as an asset class. Economic growth and corporate earnings remain strong. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. In addition, high-yield issuance has, for the most part, shown restraint with respect to lower-rated deals in the "CCC" quality range as well as deals designed to finance large leveraged buyouts or special dividends.

     At the same time, high-yield valuations are relatively high, as reflected in spreads that are meaningfully tight by historical standards. In addition, after an extended period of seeing riskier assets more or less grind steadily higher, market volatility appears to have returned to the forefront, driven in large part by speculation over the pace of the Fed's future interest-rate hikes. The markets will be watching closely for any data that could signal the potential for accelerating inflation, which could spur the Fed to increase its benchmark rate more rapidly than currently anticipated.

     While the Trust's portfolio remains overweight to credit-sensitive debt relative to the unmanaged benchmark, with less emphasis on interest-rate-sensitive debt, we are prepared to adjust the Trust's credit-risk profile in response to changing market and economic conditions. As always, we will focus on intensive credit research when picking the Trust's investments, by examining the fundamentals and risks of each individual security.

Please refer to the Schedule of Investments on pages 13-38 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

8 Pioneer High Income Trust | Annual Report | 3/31/18

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer High Income Trust | Annual Report | 3/31/18 9

Portfolio Summary | 3/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                   87.4%
Senior Secured Floating Rate Loan Interests                                5.0%
Convertible Bonds & Notes                                                  2.5%
Preferred Stocks                                                           1.7%
Convertible Preferred Stocks                                               1.2%
Sovereign Debt Obligations                                                 1.0%
U.S. Government and Agency Obligation                                      0.4%
Commercial Mortgage-Backed Securities                                      0.3%
Collateralized Mortgage Obligations                                        0.3%
Common Stocks                                                              0.1%
Asset Backed Security                                                      0.1%
Rights/Warrants                                                            0.0%+

* Includes investments in Insurance-Linked Securities totaling 2.3% of total long-term holdings.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. Hanover Insurance Corp., 7.625%, 10/15/25                                        1.54%
------------------------------------------------------------------------------------------
 2. Meritor, Inc., 7.875%, 3/1/26                                                    1.27
------------------------------------------------------------------------------------------
 3. Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps), 6/15/58 (144A) 1.18
------------------------------------------------------------------------------------------
 4. Bank of America Corp., 7.25%                                                     1.08
------------------------------------------------------------------------------------------
 5. Calpine Corp., 5.75%, 1/15/25                                                    1.04
------------------------------------------------------------------------------------------
 6. Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                                      1.04
------------------------------------------------------------------------------------------
 7. Diebold Nixdorf, Inc., 8.5%, 4/15/24                                             1.03
------------------------------------------------------------------------------------------
 8. Hercules LLC, 6.5%, 6/30/29                                                      1.00
------------------------------------------------------------------------------------------
 9. SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                                0.99
------------------------------------------------------------------------------------------
10. Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.5%, 4/15/21    0.93
------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Annual Report | 3/31/18

Prices and Distributions | 3/31/18

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         3/31/18                     3/31/17
--------------------------------------------------------------------------------
          Market Value                    $9.39                       $9.87
--------------------------------------------------------------------------------
    Premium/(Discount)                   (10.7)%                     (7.8)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         3/31/18                     3/31/17
--------------------------------------------------------------------------------
       Net Asset Value                    $10.52                      $10.70
--------------------------------------------------------------------------------

Distributions per Share: 4/1/17 - 3/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Net Investment           Short-Term               Long-Term
              Income              Capital Gains            Capital Gains
--------------------------------------------------------------------------------
              $0.7800                 $ --                    $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         3/31/18                     3/31/17
--------------------------------------------------------------------------------
      30-Day SEC Yield                    8.01%                       8.69%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

                          Pioneer High Income Trust | Annual Report | 3/31/18 11

Performance Update | 3/31/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
             Net                       ICE BofA
             Asset                     ML U.S.
             Value        Market       High Yield
Period       (NAV)        Price        Index
--------------------------------------------------------------------------------
10 years     9.19%         8.17%       8.12%
5 years      4.10         -1.76        5.01
1 year       6.38          2.94        3.69
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer High    ICE BofA ML US
             Income Trust    High Yield Index
3/08         $10,000         $10,000
3/09         $ 7,226         $ 7,972
3/10         $15,875         $12,534
3/11         $19,069         $14,311
3/12         $21,268         $15,118
3/13         $23,957         $17,099
3/14         $27,848         $18,386
3/15         $22,202         $18,763
3/16         $19,679         $18,015
3/17         $21,299         $21,055
3/18         $21,925         $21,833

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Annual Report | 3/31/18

Schedule of Investments | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              UNAFFILIATED ISSUERS -- 138.1%
                              ASSET BACKED SECURITY -- 0.1% of Net Assets
                              BANKS -- 0.1%
                              Thrifts & Mortgage Finance -- 0.1%
          300,000             InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                              11/15/46 (144A)                                                   $       301,868
                                                                                                ---------------
                              Total Banks                                                       $       301,868
---------------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITY
                              (Cost $300,000)                                                   $       301,868
---------------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 0.4% of Net Assets
                              DIVERSIFIED FINANCIALS -- 0.2%
                              Thrifts & Mortgage Finance -- 0.2%
          660,000(a)          GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                                   $       556,314
                                                                                                ---------------
                              Total Diversified Financials                                      $       556,314
---------------------------------------------------------------------------------------------------------------
                              FINANCIALS -- 0.2%
                              Thrifts & Mortgage Finance -- 0.2%
          600,000(a)          Wells Fargo Commercial Mortgage Trust, Series
                              2014-LC18, Class D, 3.957%, 12/15/47 (144A)                       $       503,322
                                                                                                ---------------
                              Total Financials                                                  $       503,322
---------------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $1,143,426)                                                 $     1,059,636
---------------------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- 0.4% of Net Assets
                              BANKS -- 0.4%
                              Thrifts & Mortgage Finance -- 0.4%
        1,000,000(a)          Citigroup Commercial Mortgage Trust, Series
                              2014-GC23, Class E, 3.208%, 7/10/47 (144A)                        $       651,738
          266,711(b)          GS Mortgage Securities Trust, Series 2014-GSFL,
                              Class D, 5.011% (1 Month USD LIBOR + 390 bps),
                              7/15/31 (144A)                                                            267,594
          300,000(a)          JPMBB Commercial Mortgage Securities Trust,
                              Series 2013-C17, Class D, 4.882%, 1/15/47 (144A)                          278,072
          200,000             Morgan Stanley Bank of America Merrill Lynch Trust,
                              Series 2015-C25, Class D, 3.068%, 10/15/48                                165,153
                                                                                                ---------------
                              Total Banks                                                       $     1,362,557
---------------------------------------------------------------------------------------------------------------
                              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                              (Cost $1,451,171)                                                 $     1,362,557
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 13

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 6.5% of Net Assets*(b)
                              CAPITAL GOODS -- 1.0%
                              Aerospace & Defense -- 0.9%
        2,128,500^            ADS Tactical, Inc., Term Loan, 9.377% (LIBOR +
                              750 bps), 12/31/22                                                $     2,171,070
          613,996             DynCorp International, Inc., Term Loan B2, 7.808%
                              (LIBOR + 600 bps), 7/7/20                                                 617,834
                                                                                                ---------------
                                                                                                $     2,788,904
---------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
          375,250             Blount International, Inc., Refinancing Term Loan,
                              5.92% (LIBOR + 425 bps), 4/12/23                                  $       380,644
                                                                                                ---------------
                              Total Capital Goods                                               $     3,169,548
---------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Diversified Capital Markets -- 0.3%
        1,000,000             Trico Group LLC, First Lien Initial Term Loan, 8.484%
                              (LIBOR + 650 bps), 2/2/24                                         $     1,005,000
                                                                                                ---------------
                              Total Diversified Financials                                      $     1,005,000
---------------------------------------------------------------------------------------------------------------
                              ENERGY -- 1.0%
                              Oil & Gas Drilling -- 0.4%
        1,345,000             Gavilan Resources LLC, Second Lien Initial Term Loan,
                              7.786% (LIBOR + 600 bps), 3/1/24                                  $     1,349,752
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.2%
          500,000             Chesapeake Energy Corp., Term Loan, Class A, 9.444%
                              (LIBOR + 750 bps), 8/23/21                                        $       531,406
---------------------------------------------------------------------------------------------------------------
                              Pipeline -- 0.4%
        1,201,200             Summit Midstream Partners Holdings LLC, Term Loan
                              Credit Facility, 7.877% (LIBOR + 600 bps), 5/13/22                $     1,219,218
                                                                                                ---------------
                              Total Energy                                                      $     3,100,376
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                              Health Care Services -- 0.4%
          987,342             HC Group Holdings III, Inc., First Lien Initial Term Loan,
                              6.877% (LIBOR + 500 bps), 4/7/22                                  $     1,002,152
          197,487             nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                              Term B-2 Loan, 6.377% (LIBOR + 450 bps), 10/20/22                         198,289
                                                                                                ---------------
                                                                                                $     1,200,441
---------------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.3%
        1,313,405^            Medical Card System, Inc., Term Loan, 1.5%
                              (LIBOR + 50 bps), 5/31/19                                         $       853,713
                                                                                                ---------------
                              Total Health Care Equipment & Services                            $     2,054,154
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                              Personal Products -- 0.3%
        1,114,255             Revlon Consumer Products Corp., Initial Term B
                              Loan, 5.377% (LIBOR + 350 bps), 9/7/23                            $       887,690
                                                                                                ---------------
                              Total Household & Personal Products                               $       887,690
---------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.6%
                              Property & Casualty Insurance -- 0.6%
        1,885,452             Confie Seguros Holding II Co., Second Lien Term
                              Loan, 11.484% (LIBOR + 950 bps), 5/8/19                           $     1,835,959
                                                                                                ---------------
                              Total Insurance                                                   $     1,835,959
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.5%
                              Paper Packaging -- 0.4%
        1,230,921             Caraustar Industries, Inc., Refinancing Term Loan,
                              7.802% (LIBOR + 550 bps), 3/14/22                                 $     1,237,076
---------------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.1%
          334,510             Ranpak Corp., Second Lien Initial Term Loan,
                              9.072% (LIBOR + 725 bps), 10/3/22                                 $       338,692
                                                                                                ---------------
                              Total Materials                                                   $     1,575,768
---------------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.9%
                              Publishing -- 0.9%
           43,375             Lee Enterprises, Inc., First Lien Term Loan, 8.127%
                              (LIBOR + 625 bps), 3/31/19                                        $        43,509
        2,775,563             McGraw-Hill Global Education Holdings LLC, First Lien
                              Term B Loan, 5.877% (LIBOR + 400 bps), 5/4/22                           2,744,987
                                                                                                ---------------
                              Total Media                                                       $     2,788,496
---------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.2%
                              Life Sciences Tools & Services -- 0.2%
          500,000             Albany Molecular Research, Inc., Second Lien Initial
                              Term Loan, 8.877% (LIBOR + 700 bps), 8/30/25                      $       504,375
                                                                                                ---------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences              $       504,375
---------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.9%
                              Automotive Retail -- 0.3%
          982,873             CWGS Group LLC, Term Loan, 4.703% (LIBOR +
                              300 bps), 11/23/23                                                $       986,313
---------------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.6%
        1,994,805             Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                              4.941%, (LIBOR + 325 bps), 10/25/20                               $     1,728,623
                                                                                                ---------------
                              Total Retailing                                                   $     2,714,936
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 15

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              Application Software -- 0.1%
          500,000             STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                              7.127% (LIBOR + 525 bps), 6/30/22                                 $       500,625
                                                                                                ---------------
                              Total Software & Services                                         $       500,625
---------------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $20,482,348)                                                $    20,136,927
---------------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS & NOTES --
                              114.2% of Net Assets
                              AUTOMOBILES & COMPONENTS -- 1.9%
                              Auto Parts & Equipment -- 1.0%
EUR       360,000(c)          IHO Verwaltungs GmbH, 3.25% (3.25% PIK or
                              0.0% cash), 9/15/23 (144A)                                        $       455,347
EUR       840,000(c)          IHO Verwaltungs GmbH, 3.75% (3.75% PIK or
                              0.0% cash), 9/15/26 (144A)                                              1,077,027
        1,744,000             International Automotive Components Group SA,
                              9.125%, 6/1/18 (144A)                                                   1,650,260
                                                                                                ---------------
                                                                                                $     3,182,634
---------------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.9%
          600,000             Dana Financing Luxembourg S.a.r.l., 5.75%,
                              4/15/25 (144A)                                                    $       611,250
        2,020,000             TI Group Automotive Systems LLC, 8.75%,
                              7/15/23 (144A)                                                          2,121,000
                                                                                                ---------------
                                                                                                $     2,732,250
                                                                                                ---------------
                              Total Automobiles & Components                                    $     5,914,884
---------------------------------------------------------------------------------------------------------------
                              BANKS -- 3.6%
                              Diversified Banks -- 2.5%
        1,200,000             Access Bank Plc, 10.5%, 10/19/21 (144A)                           $     1,343,160
          200,000(a)          Banco Nacional de Comercio Exterior SNC, 3.8%
                              (5 Year Constant Maturity Treasury Index + 300 bps),
                              8/11/26 (144A)                                                            196,000
          600,000(a)(d)       Bank of America Corp., 6.5% (3 Month USD
                              LIBOR + 417 bps)                                                          645,060
        1,239,000(a)(d)       Goldman Sachs Capital II, 4.0% (3 Month USD
                              LIBOR + 77 bps)                                                         1,041,689
          675,000(a)(d)       Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                              Rate + 546 bps) (144A)                                                    707,062
          200,000(a)(d)       Royal Bank of Scotland Group Plc, 7.5% (5 Year
                              USD Swap Rate + 580 bps)                                                  208,000
        2,250,000(a)(d)       Royal Bank of Scotland Group Plc, 8.625% (5 Year
                              USD Swap Rate + 760 bps)                                                2,444,063

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
          980,000(a)(d)       Societe Generale SA, 7.375% (5 Year USD Swap
                              Rate + 624 bps) (144A)                                            $     1,042,475
                                                                                                ---------------
                                                                                                $     7,627,509
---------------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 1.1%
        3,415,000             Provident Funding Associates LP / PFG Finance
                              Corp., 6.375%, 6/15/25 (144A)                                     $     3,427,806
                                                                                                ---------------
                              Total Banks                                                       $    11,055,315
---------------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 2.3%
                              Aerospace & Defense -- 0.4%
        1,085,000             Engility Corp., 8.875%, 9/1/24                                    $     1,128,074
---------------------------------------------------------------------------------------------------------------
                              Agricultural And Farm Machinery -- 0.5%
        1,470,000             Titan International, Inc., 6.5%, 11/30/23 (144A)                  $     1,514,100
---------------------------------------------------------------------------------------------------------------
                              Building Products -- 0.1%
          400,000             Griffon Corp., 5.25%, 3/1/22                                      $       401,620
---------------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.3%
          486,498(c)          Abengoa Abenewco 2 SAU, 1.5% (1.5% PIK or
                              0.0% cash), 3/31/23 (144A)                                        $        72,975
          975,000             Tutor Perini Corp., 6.875%, 5/1/25 (144A)                               1,004,250
                                                                                                ---------------
                                                                                                $     1,077,225
---------------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.1%
          330,000             Meritor, Inc., 6.25%, 2/15/24                                     $       342,788
---------------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.7%
        1,050,000             APTIM Corp., 7.75%, 6/15/25 (144A)                                $       908,250
          858,000             JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                            884,812
          335,000             Park-Ohio Industries, Inc., 6.625% (USD LIBOR +
                              625 bps), 4/15/27                                                         346,725
                                                                                                ---------------
                                                                                                $     2,139,787
---------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.2%
          500,000             EnPro Industries, Inc., 5.875%, 9/15/22                           $       516,875
                                                                                                ---------------
                              Total Capital Goods                                               $     7,120,469
---------------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 3.0%
                              Homebuilding -- 2.2%
          475,000             Beazer Homes USA, Inc., 6.75%, 3/15/25                            $       470,250
        1,235,000             Beazer Homes USA, Inc., 8.75%, 3/15/22                                  1,330,712
          800,000             Brookfield Residential Properties, Inc., 6.375%,
                              5/15/25 (144A)                                                            810,000
        1,500,000             KB Home, 7.0%, 12/15/21                                                 1,606,875
          790,000             KB Home, 7.5%, 9/15/22                                                    867,025

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 17

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Homebuilding -- (continued)
        1,035,000             KB Home, 7.625%, 5/15/23                                          $     1,138,500
          565,000             Taylor Morrison Communities, Inc. / Taylor Morrison
                              Holdings II, Inc., 5.625%, 3/1/24 (144A)                                  564,831
                                                                                                ---------------
                                                                                                $     6,788,193
---------------------------------------------------------------------------------------------------------------
                              Housewares & Specialties -- 0.1%
          185,000             American Greetings Corp., 7.875%, 2/15/25 (144A)                  $       186,387
---------------------------------------------------------------------------------------------------------------
                              Textiles -- 0.7%
        2,220,000             Springs Industries, Inc., 6.25%, 6/1/21                           $     2,250,525
                                                                                                ---------------
                              Total Consumer Durables & Apparel                                 $     9,225,105
---------------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 9.0%
                              Casinos & Gaming -- 5.6%
        1,115,000             Codere Finance 2 Luxembourg SA, 7.625%,
                              11/1/21 (144A)                                                    $     1,128,938
        1,325,000             Eldorado Resorts, Inc., 6.0%, 4/1/25                                    1,344,875
        1,045,000             Golden Nugget, Inc., 6.75%, 10/15/24 (144A)                             1,050,215
        1,890,000             Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                              1,960,875
EUR     1,575,000             Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)                   2,037,758
          775,428(c)(e)       Mashantucket Western Pequot Tribe, 6.5% (6.5% PIK
                              or 0.0% cash), 7/1/36                                                      11,631
        1,700,000             MGM Resorts International, 6.0%, 3/15/23                                1,785,000
        1,225,000             Scientific Games International, Inc., 6.25%, 9/1/20                     1,226,531
        2,350,000             Scientific Games International, Inc., 6.625%, 5/15/21                   2,405,813
        2,565,000             Scientific Games International, Inc., 10.0%, 12/1/22                    2,762,184
        1,500,000             Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
                              5.25%, 5/15/27 (144A)                                                   1,471,875
                                                                                                ---------------
                                                                                                $    17,185,695
---------------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 1.8%
          680,000             Hilton Grand Vacations Borrower LLC / Hilton Grand
                              Vacations Borrower, Inc., 6.125%, 12/1/24                         $       722,500
          540,000             Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                      571,050
        1,673,000             Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                            1,585,167
        2,790,000             Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                             2,790,000
                                                                                                ---------------
                                                                                                $     5,668,717
---------------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.5%
        2,000,000             PF Chang's China Bistro, Inc., 10.25%, 6/30/20 (144A)             $     1,560,000
---------------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 1.1%
        1,795,000             Monitronics International, Inc., 9.125%, 4/1/20                   $     1,376,227
        2,010,000             StoneMor Partners LP / Cornerstone Family
                              Services WV, 7.875%, 6/1/21                                             1,984,875
                                                                                                ---------------
                                                                                                $     3,361,102
                                                                                                ---------------
                              Total Consumer Services                                           $    27,775,514
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 3.9%
                              Consumer Finance -- 1.3%
        1,030,000             Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                              7.375%, 4/1/20 (144A)                                             $     1,040,300
          735,000             Navient Corp., 6.625%, 7/26/21                                            763,481
          500,000             Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                                 498,750
        1,720,000             TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                              9/15/18 (144A)                                                          1,638,300
                                                                                                ---------------
                                                                                                $     3,940,831
---------------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.3%
          700,000(a)(d)       Credit Suisse Group AG, 7.5% (5 Year USD Swap
                              Rate + 460 bps) (144A)                                            $       757,880
---------------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 1.1%
        3,000,000^(f)(g)      Fixed Income Trust Series 2013-A, 0.0%,
                              10/15/97 (144A)                                                   $     3,418,640
---------------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 1.1%
          425,000             Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 7/1/21                                                      $       431,375
        2,845,000             Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 6/1/22                                                            2,912,569
                                                                                                ---------------
                                                                                                $     3,343,944
---------------------------------------------------------------------------------------------------------------
                              Supranational -- 0.1%
IDR 5,800,000,000             European Investment Bank, 7.2%, 7/9/19 (144A)                     $       427,371
                                                                                                ---------------
                              Total Diversified Financials                                      $    11,888,666
---------------------------------------------------------------------------------------------------------------
                              ENERGY -- 25.4%
                              Integrated Oil & Gas -- 1.8%
          305,000             Ascent Resources Utica Holdings LLC / ARU Finance
                              Corp., 10.0%, 4/1/22 (144A)                                       $       329,400
        2,100,000             Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                    1,979,250
          650,000             Petrobras Global Finance BV, 7.375%, 1/17/27                              704,275
        1,000,000             YPF SA, 6.95%, 7/21/27 (144A)                                           1,004,100
          750,000             YPF SA, 8.875%, 12/19/18 (144A)                                           778,125
ARS    15,750,000             YPF SA, 16.5%, 5/9/22 (144A)                                              738,732
                                                                                                ---------------
                                                                                                $     5,533,882
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 2.0%
          400,000             Ensco Plc, 7.75%, 2/1/26                                          $       367,000
        1,500,000             Precision Drilling Corp., 7.125%, 1/15/26 (144A)                        1,485,000
          280,000             Rowan Cos., Inc., 4.875%, 6/1/22                                          254,100
        2,434,000             Rowan Cos., Inc., 5.4%, 12/1/42                                         1,703,800
          131,000             Rowan Cos., Inc., 5.85%, 1/15/44                                           93,010
          785,000             Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                      786,963

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 19

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- (continued)
          320,000             Transocean, Inc., 7.5%, 1/15/26 (144A)                            $       315,200
        1,150,000             Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                         1,072,375
                                                                                                ---------------
                                                                                                $     6,077,448
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 2.7%
        1,308,000             Archrock Partners LP / Archrock Partners Finance
                              Corp., 6.0%, 4/1/21                                               $     1,309,635
          690,000             Archrock Partners LP / Archrock Partners Finance
                              Corp., 6.0%, 10/1/22                                                      684,825
          817,000             Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                                 803,724
        1,900,000             FTS International, Inc., 6.25%, 5/1/22                                  1,904,750
        1,550,000             KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                        1,559,687
        1,020,000             McDermott International, Inc., 8.0%, 5/1/21 (144A)                      1,041,675
          490,000             Noble Holding International, Ltd., 7.875%, 2/1/26 (144A)                  482,650
          350,000             SESI LLC, 7.75%, 9/15/24 (144A)                                           362,250
                                                                                                ---------------
                                                                                                $     8,149,196
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 8.9%
          900,000             Alta Mesa Holdings LP / Alta Mesa Finance Services
                              Corp., 7.875%, 12/15/24                                           $       937,125
          115,000             Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                                    116,725
          502,000             Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                            531,492
        1,679,000             Covey Park Energy LLC / Covey Park Finance Corp.,
                              7.5%, 5/15/25 (144A)                                                    1,662,210
        1,000,000             Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                      1,045,000
        1,220,000             Great Western Petroleum LLC / Great Western
                              Finance Corp., 9.0%, 9/30/21 (144A)                                     1,250,500
        1,570,000             Gulfport Energy Corp., 6.0%, 10/15/24                                   1,489,537
        1,000,000             Gulfport Energy Corp., 6.375%, 5/15/25                                    957,500
          695,000             Halcon Resources Corp., 6.75%, 2/15/25 (144A)                             678,494
          145,000             Halcon Resources Corp., 6.75%, 2/15/25                                    142,462
          300,000             MEG Energy Corp., 6.5%, 1/15/25 (144A)                                    291,000
        1,519,000             MEG Energy Corp., 7.0%, 3/31/24 (144A)                                  1,253,175
          330,000             Murphy Oil Corp., 6.875%, 8/15/24                                         344,025
        2,175,000             Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                      2,232,912
        1,185,000             Oasis Petroleum, Inc., 6.875%, 3/15/22                                  1,201,874
        2,096,722(c)          PetroQuest Energy, Inc., 10.0% (10% PIK or
                              0.0% cash), 2/15/21                                                     1,677,378
          470,000             Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                               472,350
        2,935,000             Sanchez Energy Corp., 7.75%, 6/15/21                                    2,700,200
        1,200,000             SM Energy Co., 5.0%, 1/15/24                                            1,113,000
        2,083,000             SM Energy Co., 6.5%, 1/1/23                                             2,067,377
        2,015,000             Whiting Petroleum Corp., 5.75%, 3/15/21                                 2,035,110

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- (continued)
        1,125,000             Whiting Petroleum Corp., 6.625%, 1/15/26 (144A)                   $     1,133,438
          950,000             WPX Energy, Inc., 7.5%, 8/1/20                                          1,016,500
          995,000             WPX Energy, Inc., 8.25%, 8/1/23                                         1,114,400
                                                                                                ---------------
                                                                                                $    27,463,784
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 2.6%
        3,859,000             Calumet Specialty Products Partners LP / Calumet
                              Finance Corp., 6.5%, 4/15/21                                      $     3,743,230
          750,000             Calumet Specialty Products Partners LP / Calumet
                              Finance Corp., 7.75%, 4/15/23                                             740,625
          274,737(b)          EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                              7.925% (3 Month USD LIBOR + 563 bps), 9/24/19                             276,797
        1,350,000             PBF Holding Co., LLC / PBF Finance Corp.,
                              7.0%, 11/15/23                                                          1,397,250
          385,000             PBF Logistics LP / PBF Logistics Finance Corp.,
                              6.875%, 5/15/23                                                           389,813
        1,500,000             PBF Logistics LP / PBF Logistics Finance Corp.,
                              6.875%, 5/15/23 (144A)                                                  1,518,750
                                                                                                ---------------
                                                                                                $     8,066,465
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Services & Equipment -- 0.2%
          635,000             Exterran Energy Solutions LP / EES Finance Corp.,
                              8.125%, 5/1/25 (144A)                                             $       673,100
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 7.2%
        1,145,000             Blue Racer Midstream LLC / Blue Racer Finance
                              Corp., 6.125%, 11/15/22 (144A)                                    $     1,165,037
          250,000             Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                       276,562
          875,000             Crestwood Midstream Partners LP / Crestwood
                              Midstream Finance Corp., 6.25%, 4/1/23                                    881,562
          910,000             DCP Midstream Operating LP, 5.6%, 4/1/44                                  920,238
        1,210,000             Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                      1,222,100
        1,524,000(b)          Energy Transfer Partners LP, 4.791% (3 Month USD
                              LIBOR + 302 bps), 11/1/66                                               1,341,120
          248,000             EnLink Midstream Partners LP, 5.05%, 4/1/45                               230,605
          717,000             EnLink Midstream Partners LP, 5.6%, 4/1/44                                716,554
          350,000(a)          Enterprise Products Operating LLC, 5.481% (3 Month
                              USD LIBOR + 371 bps), 8/1/66                                              350,896
          766,000             Genesis Energy LP / Genesis Energy Finance Corp.,
                              6.5%, 10/1/25                                                             750,680
        2,500,000             Genesis Energy LP / Genesis Energy Finance Corp.,
                              6.75%, 8/1/22                                                           2,565,625
        1,410,000             Global Partners LP / GLP Finance Corp., 6.25%, 7/15/22                  1,402,950
        2,175,000             Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                   2,191,313
        1,240,000             Hess Infrastructure Partners LP / Hess Infrastructure
                              Partners Finance Corp., 5.625%, 2/15/26 (144A)                          1,218,300

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 21

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- (continued)
        1,850,000             ONEOK, Inc., 6.875%, 9/30/28                                      $     2,158,058
          360,000             Targa Resources Partners LP / Targa Resources
                              Partners Finance Corp., 4.125%, 11/15/19                                  360,900
        1,325,000             TransMontaigne Partners LP / TLP Finance Corp.,
                              6.125%, 2/15/26                                                         1,328,313
        3,040,000             Williams Cos., Inc., 5.75%, 6/24/44                                     3,214,800
                                                                                                ---------------
                                                                                                $    22,295,613
                                                                                                ---------------
                              Total Energy                                                      $    78,259,488
---------------------------------------------------------------------------------------------------------------
                              FINANCIALS -- 1.5%
                              Diversified Capital Markets -- 1.5%
        3,275,000             Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                   $     3,356,875
        1,290,000             Oxford Finance LLC / Oxford Finance Co-Issuer II,
                              Inc., 6.375%, 12/15/22 (144A)                                           1,319,025
                                                                                                ---------------
                              Total Financials                                                  $     4,675,900
---------------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.5%
                              Food Retail -- 0.5%
          950,000             C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                 $       895,252
          434,059(e)          Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                                177,993
          805,000             Tops Holding LLC / Tops Markets II Corp., 8.0%,
                              6/15/22 (144A)                                                            370,300
                                                                                                ---------------
                              Total Food & Staples Retailing                                    $     1,443,545
---------------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 4.5%
                              Agricultural Products -- 0.3%
        1,037,796             Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                    $       975,528
---------------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 3.4%
          440,000(e)          CFG Investment SAC, 9.75%, 7/30/19 (144A)                         $       475,200
        1,775,000             JBS USA LUX SA / JBS USA Finance, Inc., 6.75%,
                              2/15/28 (144A)                                                          1,704,000
        2,244,000             MARB BondCo Plc, 6.875%, 1/19/25 (144A)                                 2,053,260
          750,000             Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                           754,688
        1,200,000             Marfrig Holdings Europe BV, 11.25%, 9/20/21 (144A)                      1,242,000
        1,240,000             Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                             1,190,400
        1,250,000             Post Holdings, Inc., 5.0%, 8/15/26 (144A)                               1,187,500
        2,000,000             Post Holdings, Inc., 5.625%, 1/15/28 (144A)                             1,910,000
                                                                                                ---------------
                                                                                                $    10,517,048
---------------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.8%
          340,000             Alliance One International, Inc., 8.5%, 4/15/21 (144A)            $       354,450
        2,145,000             Alliance One International, Inc., 9.875%, 7/15/21                       2,080,650
                                                                                                ---------------
                                                                                                $     2,435,100
                                                                                                ---------------
                              Total Food, Beverage & Tobacco                                    $    13,927,676
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 4.8%
                              Health Care Facilities -- 3.7%
        1,000,000             CHS/Community Health Systems, Inc., 6.25%, 3/31/23                $       921,250
        1,765,000             CHS/Community Health Systems, Inc., 6.875%, 2/1/22                      1,021,494
          610,000             CHS/Community Health Systems, Inc., 8.0%, 11/15/19                        547,475
        2,400,000             Kindred Healthcare, Inc., 6.375%, 4/15/22                               2,412,013
        2,000,000             Kindred Healthcare, Inc., 8.0%, 1/15/20                                 2,117,500
        2,540,000             RegionalCare Hospital Partners Holdings, Inc.,
                              8.25%, 5/1/23 (144A)                                                    2,641,600
          360,000             Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                               379,350
        1,485,000             Universal Hospital Services, Inc., 7.625%, 8/15/20                      1,496,137
                                                                                                ---------------
                                                                                                $    11,536,819
---------------------------------------------------------------------------------------------------------------
                              Health Care Services -- 1.1%
        2,250,000             BioScrip, Inc., 8.875%, 2/15/21                                   $     2,120,625
        1,340,000             Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                       1,149,184
                                                                                                ---------------
                                                                                                $     3,269,809
                                                                                                ---------------
                              Total Health Care Equipment & Services                            $    14,806,628
---------------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.7%
                              Personal Products -- 0.7%
        3,370,000             Revlon Consumer Products Corp., 6.25%, 8/1/24                     $     2,076,763
                                                                                                ---------------
                              Total Household & Personal Products                               $     2,076,763
---------------------------------------------------------------------------------------------------------------
                              INDUSTRIALS -- 0.3%
                              Aerospace & Defense -- 0.3%
          745,000             Kratos Defense & Security Solutions, Inc., 6.5%,
                              11/30/25 (144A)                                                   $       771,075
                                                                                                ---------------
                              Total Industrials                                                 $       771,075
---------------------------------------------------------------------------------------------------------------
                              INFORMATION TECHNOLOGY -- 1.0%
                              Data Processing & Outsourced Services -- 1.0%
        3,250,000             Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%,
                              5/1/25 (144A)                                                     $     3,063,125
                                                                                                ---------------
                              Total Information Technology                                      $     3,063,125
---------------------------------------------------------------------------------------------------------------
                              INSURANCE -- 7.0%
                              Multi-Line Insurance -- 2.1%
        3,075,000(a)          Liberty Mutual Group, Inc., 10.75% (3 Month USD
                              LIBOR + 712 bps), 6/15/58 (144A)                                  $     4,766,250
        1,100,000             MetLife, Inc., 10.75%, 8/1/39                                           1,727,000
                                                                                                ---------------
                                                                                                $     6,493,250
---------------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 2.0%
        5,300,000             Hanover Insurance Corp., 7.625%, 10/15/25                         $     6,184,596
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 23

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Reinsurance - 2.9%
          500,000+(h)(i)      Arlington Re 2015, Variable Rate Notes, 8/1/18                    $        24,300
        1,080,154+(h)(i)      Berwick Re 2018-1, Variable Rate Notes, 12/31/21                        1,098,841
          700,000+(h)(i)      Carnoustie Re 2015, Variable Rate Notes, 7/1/18                            14,280
          700,000+(h)(i)      Carnoustie Re 2016, Variable Rate Notes, 11/30/20                          75,740
        1,000,000+(h)(i)      Carnoustie Re 2017, Variable Rate Notes, 11/30/21                         301,400
          500,000+(h)(i)      Clarendon Re 2018, Variable Rate Notes, 01/15/19                          437,400
          500,000+(h)(i)      Cypress Re 2017, Variable Rate Notes, 1/10/19                             228,800
          500,000+(h)(i)      Cypress Re 2018-1, Variable Rate Notes, 1/15/19                           470,600
          250,000+(h)(i)      Gloucester Re 2018, Variable Rate Notes, 01/15/19                         180,775
        1,300,000+(h)(i)      Gullane Re 2016-1, Variable Rate Notes, 11/30/20                           28,340
        1,000,000+(h)(i)      Gullane Re 2017, Variable Rate Notes, 11/30/21                            100,000
          500,000+(h)(i)      Harambee Re 2018, Variable Rate Notes, 12/31/21                           501,550
          266,042+(h)(i)      Kilarney Re 2018, Variable Rate Notes, 4/15/19                            292,407
          250,000(b)          Kilimanjaro Re, 8.471% (3 Month U.S. Treasury
                              Bill + 675 bps), 12/6/19 (144A) (Cat Bond)                                250,637
          250,000(b)          Kilimanjaro Re, 10.971% (3 Month U.S. Treasury
                              Bill + 925 bps), 12/6/19 (144A) (Cat Bond)                                251,375
          250,000+(h)(i)      Limestone Re, 2016-1, 8/31/21, Variable Rate Notes                        246,975
          250,000+(h)(i)      Limestone Re, 2016-1, 8/31/21, Variable Rate Notes                        246,975
          800,000+(h)(i)      Lorenz Re 2016, Ltd., Variable Rate Notes, 3/31/19                         10,880
          400,000+(h)(i)      Lorenz Re 2017, Ltd., Variable Rate Notes, 3/31/20                        341,280
          500,000+(h)(i)      Merion Re 2018-2, Variable Rate Notes, 12/31/21                           523,450
          250,000+(h)(i)      Oyster Bay Re 2018, Variable Rate Notes, 01/15/19                         227,025
        1,000,000+(h)(i)      Pangaea Re, 2015-1, Variable Rate Notes, 2/1/19                             2,100
        1,000,000+(h)(i)      Pangaea Re, 2015-2, Variable Rate Notes, 11/30/19                           7,700
        1,200,000+(h)(i)      Pangaea Re, 2016-1, Variable Rate Notes, 11/30/20                          11,400
        1,000,000+(h)(i)      Pangaea Re, 2016-2, Variable Rate Notes, 11/30/20                          65,800
          500,000+(h)(i)      Pangaea Re, 2017-1, Variable Rate Notes, 11/30/21                           7,850
          500,000+(h)(i)      Pangaea Re, 2018-1, Variable Rate Notes, 12/31/21                         503,500
          400,000+(h)(i)      Resilience Re, Variable Rate Notes, 4/6/18                                358,000
          800,000+(h)(i)      Sector Re V, Series 6, Class D, Variable Rate Notes,
                              12/1/21 (144A)                                                            212,240
          500,000+(h)(i)      Sector Re V, Series 7, Class G, Variable Rate Notes,
                              3/1/22 (144A)                                                             413,700
          500,000+(h)(i)      Silverton Re, Variable Rate Notes, 9/17/18 (144A)                           4,050
          500,000+(h)(i)      Silverton Re, Variable Rate Notes, 9/16/19 (144A)                         190,000
          500,000+(h)(i)      St. Andrews Re, 2017-1, Variable Rate Notes, 2/1/19                       101,200
          500,000(b)          Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)
                              (Cat Bond)                                                                503,525
        1,250,000+(h)(i)      Versutus Re, 2016-A, Variable Rate Notes, 11/30/20                         10,000
        1,000,000+(h)(i)      Versutus Re, Series 2017-A, Variable Rate Notes, 11/30/21                  69,000


The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
          500,000+(h)(i)      Versutus Re, 2018-A, Variable Rate Notes, 12/31/21                $       505,900
          250,000+(h)(i)      Woburn Re 2018, Variable Rate Notes, 12/31/21                             250,000
                                                                                                ---------------
                                                                                                $     9,068,995
                                                                                                ---------------
                              Total Insurance                                                   $    21,746,841
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 11.5%
                              Commodity Chemicals -- 2.2%
        3,250,000             Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                       $     4,175,056
        2,316,000             Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                              4/1/25 (144A)                                                           2,449,170
                                                                                                ---------------
                                                                                                $     6,624,226
---------------------------------------------------------------------------------------------------------------
                              Copper -- 1.4%
          375,000             First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)               $       356,250
        1,750,000             First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)                      1,728,125
        2,420,000             Freeport-McMoRan, Inc., 3.55%, 3/1/22                                   2,341,350
                                                                                                ---------------
                                                                                                $     4,425,725
---------------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 1.1%
EUR       450,000             Avantor, Inc., 4.75%, 10/1/24 (144A)                              $       549,617
          754,000             Avantor, Inc., 6.0%, 10/1/24 (144A)                                       750,230
          210,000             Blue Cube Spinco, Inc., 9.75%, 10/15/23                                   240,776
          210,000             Blue Cube Spinco, Inc., 10.0%, 10/15/25                                   246,750
        1,660,000             Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                       1,723,246
                                                                                                ---------------
                                                                                                $     3,510,619
---------------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.4%
        2,000,000             Aleris International, Inc., 9.5%, 4/1/21 (144A)                   $     2,085,000
          292,852(c)          Boart Longyear Management Pty, Ltd., 10.0% (10%
                              PIK or 0.0% cash), 12/31/22                                               285,531
          600,000             Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                              622,500
          750,000             Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                             792,187
          145,000             Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                                 161,124
          340,000             Vale Overseas, Ltd., 6.25%, 8/10/26                                       380,800
                                                                                                ---------------
                                                                                                $     4,327,142
---------------------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.1%
          420,000             CVR Partners LP / CVR Nitrogen Finance Corp.,
                              9.25%, 6/15/23 (144A)                                             $       447,174
---------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 1.4%
EUR       400,000(c)          ARD Finance SA, 6.625% (6.625% PIK or 0.0%
                              cash), 9/15/23                                                    $       519,160
          400,000(c)          ARD Finance SA, 7.125% (7.125% PIK or 0.0%
                              cash), 9/15/23                                                            414,500


The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 25

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- (continued)
        1,010,000             Ardagh Packaging Finance Plc / Ardagh Holdings
                              USA, Inc., 7.25%, 5/15/24 (144A)                                  $     1,074,387
        1,085,000             Coveris Holdings SA, 7.875%, 11/1/19 (144A)                             1,087,712
        1,035,000             Reynolds Group Issuer, Inc. / Reynolds Group
                              Issuer LLC / Reynolds Group Issuer Lu, 7.0%,
                              7/15/24 (144A)                                                          1,083,516
                                                                                                ---------------
                                                                                                $     4,179,275
---------------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 1.9%
        1,655,000             Eldorado International Finance GmbH, 8.625%,
                              6/16/21 (144A)                                                    $     1,762,575
EUR     3,105,000             SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                       3,969,960
                                                                                                ---------------
                                                                                                $     5,732,535
---------------------------------------------------------------------------------------------------------------
                              Silver -- 0.5%
        1,500,000             Coeur Mining, Inc., 5.875%, 6/1/24                                $     1,492,500
---------------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 1.1%
        1,075,000             A Schulman, Inc., 6.875%, 6/1/23                                  $     1,134,125
          500,000             GCP Applied Technologies, Inc., 9.5%, 2/1/23 (144A)                       550,450
        1,400,000             Hexion US Finance Corp., 6.625%, 4/15/20                                1,305,500
          320,000             Koppers, Inc., 6.0%, 2/15/25 (144A)                                       326,944
                                                                                                ---------------
                                                                                                $     3,317,019
---------------------------------------------------------------------------------------------------------------
                              Steel -- 0.4%
          460,000             SunCoke Energy Partners LP / SunCoke Energy
                              Partners Finance Corp., 7.5%, 6/15/25 (144A)                      $       473,800
          635,000             Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)                         698,500
                                                                                                ---------------
                                                                                                $     1,172,300
                                                                                                ---------------
                              Total Materials                                                   $    35,228,515
---------------------------------------------------------------------------------------------------------------
                              MEDIA -- 3.8%
                              Advertising -- 0.8%
        2,540,000             MDC Partners, Inc., 6.5%, 5/1/24 (144A)                           $     2,470,150
---------------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.4%
          535,000             CBS Radio, Inc., 7.25%, 11/1/24 (144A)                            $       545,031
          670,000             CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                    641,525
                                                                                                ---------------
                                                                                                $     1,186,556
---------------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 1.2%
        1,885,000             DISH DBS Corp., 7.75%, 7/1/26                                     $     1,767,659
        2,000,000             Hughes Satellite Systems Corp., 6.625%, 8/1/26                          1,990,000
                                                                                                ---------------
                                                                                                $     3,757,659
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 1.4%
        1,500,000             AMC Entertainment Holdings, Inc., 5.875%, 11/15/26                $     1,473,750
          675,000             AMC Entertainment Holdings, Inc., 6.125%, 5/15/27                         664,943
        1,400,000             Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                              1,113,000
        1,115,000             Regal Entertainment Group, 5.75%, 2/1/25                                1,147,056
                                                                                                ---------------
                                                                                                $     4,398,749
                                                                                                ---------------
                              Total Media                                                       $    11,813,114
---------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 4.4%
                              Pharmaceuticals -- 4.4%
        1,695,000             Endo, Dac / Endo Finance LLC / Endo Finco, Inc.,
                              6.0%, 7/15/23 (144A)                                              $     1,279,725
        2,540,000             Endo, Dac / Endo Finance LLC / Endo Finco, Inc.,
                              6.0%, 2/1/25 (144A)                                                     1,822,450
        1,155,000             Horizon Pharma, Inc., 6.625%, 5/1/23                                    1,149,225
        1,245,000             Horizon Pharma, Inc. / Horizon Pharma USA, Inc.,
                              8.75%, 11/1/24 (144A)                                                   1,325,925
EUR       575,000             VRX Escrow Corp., 4.5%, 5/15/23                                           625,978
EUR     1,265,000             VRX Escrow Corp., 4.5%, 5/15/23 (144A)                                  1,377,152
        3,130,000             VRX Escrow Corp., 5.875%, 5/15/23 (144A)                                2,762,194
          920,000             VRX Escrow Corp., 7.0%, 3/15/24 (144A)                                    959,100
        2,250,000             West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)                     2,143,125
                                                                                                ---------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                                     $    13,444,874
---------------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.1%
                              Specialized REIT -- 1.1%
        3,480,000             Uniti Group, Inc. / CSL Capital LLC, 8.25%, 10/15/23              $     3,288,600
                                                                                                ---------------
                              Total Real Estate                                                 $     3,288,600
---------------------------------------------------------------------------------------------------------------
                              RETAILING -- 1.5%
                              Automotive Retail -- 0.4%
        1,385,000             Asbury Automotive Group, Inc., 6.0%, 12/15/24                     $     1,409,238
---------------------------------------------------------------------------------------------------------------
                              Department Stores -- 1.1%
          850,000             JC Penney Corp., Inc., 8.625%, 3/15/25 (144A)                     $       799,000
          900,000             Neiman Marcus Group, Ltd., LLC, 8.0%,
                              10/15/21 (144A)                                                           569,250
        1,250,000             PetSmart, Inc., 5.875%, 6/1/25 (144A)                                     903,125
        1,932,000             PetSmart, Inc., 7.125%, 3/15/23 (144A)                                  1,096,410
                                                                                                ---------------
                                                                                                $     3,367,785
                                                                                                ---------------
                              Total Retailing                                                   $     4,777,023
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 27

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.7%
                              Semiconductors -- 0.7%
          425,000             Micron Technology, Inc., 5.5%, 2/1/25                             $       440,938
        1,715,000             Micron Technology, Inc., 5.625%, 1/15/26 (144A)                         1,775,025
                                                                                                ---------------
                              Total Semiconductors & Semiconductor Equipment                    $     2,215,963
---------------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 2.0%
                              Data Processing & Outsourced Services -- 0.3%
          805,000             First Data Corp., 7.0%, 12/1/23 (144A)                            $       845,009
---------------------------------------------------------------------------------------------------------------
                              Internet Software & Services -- 0.6%
        1,500,000             Cimpress NV, 7.0%, 4/1/22 (144A)                                  $     1,563,750
          285,000             j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.,
                              6.0%, 7/15/25 (144A)                                                      291,769
                                                                                                ---------------
                                                                                                $     1,855,519
---------------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 1.1%
          555,000             Dell International LLC / EMC Corp., 7.125%,
                              6/15/24 (144A)                                                    $       593,556
        3,005,000             Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                        2,967,437
                                                                                                ---------------
                                                                                                $     3,560,993
                                                                                                ---------------
                              Total Software & Services                                         $     6,261,521
---------------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 1.6%
                              Communications Equipment -- 0.2%
          645,000             CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                  $       671,122
---------------------------------------------------------------------------------------------------------------
                              Technology Hardware, Storage & Peripherals -- 1.4%
        3,955,000             Diebold Nixdorf, Inc., 8.5%, 4/15/24                              $     4,162,638
                                                                                                ---------------
                              Total Technology Hardware & Equipment                             $     4,833,760
---------------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 9.0%
                              Integrated Telecommunication Services -- 5.3%
        1,075,000             CB Escrow Corp., 8.0%, 10/15/25 (144A)                            $     1,001,094
        3,500,000             CenturyLink, Inc., 5.625%, 4/1/25                                       3,158,750
          600,000             Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                               537,000
        2,890,000             Frontier Communications Corp., 7.125%, 1/15/23                          1,949,854
        4,480,000             Frontier Communications Corp., 11.0%, 9/15/25                           3,357,200
        1,975,000             GCI, Inc., 6.75%, 6/1/21                                                1,999,687
        1,725,000             GCI, Inc., 6.875%, 4/15/25                                              1,806,937
          515,000             Windstream Services LLC / Windstream Finance
                              Corp., 8.625%, 10/31/25 (144A)                                            476,375
        3,703,000             Windstream Services LLC / Windstream Finance
                              Corp., 8.75%, 12/15/24 (144A)                                           2,194,028
                                                                                                ---------------
                                                                                                $    16,480,925
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 3.7%
        1,085,000             Altice Financing SA, 6.625%, 2/15/23 (144A)                       $     1,074,150
          300,000             Altice Finco SA, 8.125%, 1/15/24 (144A)                                   309,000
        1,025,000             Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                                881,500
        3,080,000             Sprint Corp., 7.125%, 6/15/24                                           3,003,000
        2,150,000             Sprint Corp., 7.25%, 9/15/21                                            2,222,563
           41,000             Sprint Corp., 7.625%, 3/1/26                                               40,004
          400,000             Unison Ground Lease Funding LLC, 5.78%,
                              3/15/20 (144A)                                                            397,051
        3,950,000             Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                   3,346,124
                                                                                                ---------------
                                                                                                $    11,273,392
                                                                                                ---------------
                              Total Telecommunication Services                                  $    27,754,317
---------------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.7%
                              Airlines -- 0.8%
          280,000             Fly Leasing, Ltd., 6.375%, 10/15/21                               $       290,850
        1,685,000             Intrepid Aviation Group Holdings LLC / Intrepid
                              Finance Co., 6.875%, 2/15/19 (144A)                                     1,659,725
          600,000             United Continental Holdings, Inc., 6.375%, 6/1/18                         601,500
                                                                                                ---------------
                                                                                                $     2,552,075
---------------------------------------------------------------------------------------------------------------
                              Marine -- 0.3%
        1,025,000             Navios South American Logistics, Inc. / Navios
                              Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)                  $       973,750
---------------------------------------------------------------------------------------------------------------
                              Trucking -- 0.6%
        2,000,000             syncreon Group BV / syncreon Global Finance US,
                              Inc., 8.625%, 11/1/21 (144A)                                      $     1,640,000
                                                                                                ---------------
                              Total Transportation                                              $     5,165,825
---------------------------------------------------------------------------------------------------------------
                              UTILITIES -- 7.5%
                              Electric Utilities -- 0.9%
          825,000             Cemig Geracao e Transmissao SA, 9.25%,
                              12/5/24 (144A)                                                    $       886,463
        1,010,000(a)          Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                              588 bps), 9/24/73 (144A)                                                1,196,850
          795,000             Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                              864,133
                                                                                                ---------------
                                                                                                $     2,947,446
---------------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 1.2%
        3,005,000             Ferrellgas LP / Ferrellgas Finance Corp.,
                              6.75%, 6/15/23                                                    $     2,734,550
          950,000             Ferrellgas Partners LP / Ferrellgas Partners
                              Finance Corp., 8.625%, 6/15/20                                            871,625
                                                                                                ---------------
                                                                                                $     3,606,175
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 29

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Independent Power Producers &
                              Energy Traders -- 5.4%
        4,581,000             Calpine Corp., 5.75%, 1/15/25                                     $     4,191,615
        2,986,000             Dynegy, Inc., 8.0%, 1/15/25 (144A)                                      3,247,275
          525,000             NRG Energy, Inc., 6.25%, 5/1/24                                           540,750
        2,915,000             NRG Energy, Inc., 6.625%, 1/15/27                                       2,980,587
          950,000             NRG Energy, Inc., 7.25%, 5/15/26                                        1,004,910
        1,640,040             NSG Holdings LLC / NSG Holdings, Inc., 7.75%,
                              12/15/25 (144A)                                                         1,799,944
        2,620,000(f)          TerraForm Power Operating LLC, 6.625%, 6/15/25 (144A)                   2,816,500
                                                                                                ---------------
                                                                                                $    16,581,581
                                                                                                ---------------
                              Total Utilities                                                   $    23,135,202
---------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS & NOTES
                              (Cost $345,767,393)                                               $   351,669,708
---------------------------------------------------------------------------------------------------------------
                              CONVERTIBLE BONDS & NOTES --
                              3.4% of Net Assets
                              CAPITAL GOODS -- 1.8%
                              Construction Machinery & Heavy Trucks -- 1.8%
        2,625,000             Meritor, Inc., 7.875%, 3/1/26                                     $     5,114,117
                                                                                                ---------------
                              Total Capital Goods                                               $     5,114,117
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                              Health Care Supplies -- 0.3%
        1,250,000             Endologix, Inc., 3.25%, 11/1/20                                   $     1,075,000
                                                                                                ---------------
                              Total Health Care Equipment & Services                            $     1,075,000
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.3%
                              Diversified Metals & Mining -- 0.0%
    1,422,679,000^            PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                          $       103,355
---------------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 1.3%
        4,000,000(j)          Hercules LLC, 6.5%, 6/30/29                                       $     4,030,000
                                                                                                ---------------
                              Total Materials                                                   $     4,133,355
---------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE BONDS & NOTES
                              (Cost $6,387,155)                                                 $    10,322,472
---------------------------------------------------------------------------------------------------------------
                              SOVEREIGN DEBT OBLIGATIONS --
                              1.4% of Net Assets
                              Argentina -- 1.0%
ARS    12,142,000(g)          Letras del Banco Central de la Republica
                              Argentina, 4/18/18                                                $       593,904
        2,405,000             Provincia del Chubut Argentina, 7.75%,
                              7/26/26 (144A)                                                          2,314,813
                                                                                                ---------------
                                                                                                $     2,908,717
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              Russia -- 0.4%
        1,102,000(f)          Russian Government International Bond, 7.5%, 3/31/30              $     1,246,362
---------------------------------------------------------------------------------------------------------------
                              TOTAL SOVEREIGN DEBT OBLIGATIONS
                              (Cost $3,907,498)                                                 $     4,155,079
---------------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATION -- 0.5% of Net Assets
        1,500,000(b)          U.S. Treasury Notes, 1.958%, (3 Month Treasury
                              Yield), 4/30/18                                                   $     1,500,299
---------------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                              (Cost $1,499,985)                                                 $     1,500,299
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 0.2% of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Construction & Engineering -- 0.0%+
        1,307,384(k)          Abengoa SA, Class B                                               $        16,890
---------------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.0%+
           33,171^(k)         Liberty Tire Recycling LLC                                        $           332
                                                                                                ---------------
                              Total Capital Goods                                               $        17,222
---------------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Coal & Consumable Fuels -- 0.0%+
            3,022(k)          Alpha Natural Resources Holdings, Inc.                            $        72,623
               16             Contura Energy, Inc.                                                        1,072
                                                                                                ---------------
                                                                                                $        73,695
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.0%+
              932(k)          Midstates Petroleum Co., Inc.                                     $        12,423
           40,561(k)          PetroQuest Energy, Inc.                                                    23,554
                                                                                                ---------------
                                                                                                $        35,977
                                                                                                ---------------
                              Total Energy                                                      $       109,672
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                              Health Care Services -- 0.1%
           11,376(k)          ANR, Inc., Class C                                                $       273,024
---------------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.0%+
          244,563^(k)         Medical Card System, Inc.                                         $         2,446
                                                                                                ---------------
                              Total Health Care Equipment & Services                            $       275,470
---------------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Computer & Electronics Retail -- 0.1%
           68,241^(k)         Targus Cayman SubCo., Ltd.                                        $       134,435
                                                                                                ---------------
                              Total Retailing                                                   $       134,435
---------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $3,122,410)                                                 $       536,799
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 31

---------------------------------------------------------------------------------------------------------------
 Shares                                                                                         Value
---------------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCKS --
                              1.6% of Net Assets
                              BANKS -- 1.5%
                              Diversified Banks -- 1.5%
            3,355(d)          Bank of America Corp., 7.25%                                      $     4,326,105
                                                                                                ---------------
                              Total Banks                                                       $     4,326,105
---------------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.1%
                              Pharmaceuticals -- 0.1%
            1,000             Teva Pharmaceutical Industries, Ltd., 7.0%, 12/15/18              $       329,120
                                                                                                ---------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences              $       329,120
---------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $4,135,786)                                                 $     4,655,225
---------------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 2.2% of Net Assets
                              BANKS -- 1.1%
                              Diversified Banks -- 1.1%
          132,750(a)          GMAC Capital Trust I, 7.624% (3 Month USD
                              LIBOR + 579 bps), 2/15/40                                         $     3,448,845
                                                                                                ---------------
                              Total Banks                                                       $     3,448,845
---------------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.1%
                              Specialized Finance -- 1.1%
            3,000(a)(d)       Compeer Financial ACA, 6.75% (USD LIBOR +
                              500 bps) (144A)                                                   $     3,225,000
                                                                                                ---------------
                              Total Diversified Financials                                      $     3,225,000
---------------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.0%+
                              Diversified Chemicals -- 0.0%+
        1,062,203^(k)         Pinnacle Agriculture                                              $       106,220
                                                                                                ---------------
                              Total Materials                                                   $       106,220
---------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $7,201,120)                                                 $     6,780,065
---------------------------------------------------------------------------------------------------------------
                              RIGHTS / WARRANTS -- 0.0%+ of Net Assets
                              ENERGY -- 0.0%+
                              Coal & Consumable Fuels -- 0.0%+
              354(k)(l)       Contura Energy, Inc., 7/26/23                                     $         9,027
---------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.0%+
            6,606^(k)(m)      Midstates Petroleum Co., Inc., 4/21/20                            $            --
                                                                                                ---------------
                              Total Energy                                                      $         9,027
---------------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Services -- 0.0%+
        1,819,798(k)(n)       ANR, Inc., 3/31/23                                                $        24,203
                                                                                                ---------------
                              Total Health Care Equipment & Services                            $        24,203
---------------------------------------------------------------------------------------------------------------
                              TOTAL RIGHTS / WARRANTS
                              (Cost $308,612)                                                   $        33,230
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                        Value
---------------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS --
                              7.2% of Net Assets
                              TREASURY BILLS -- 7.2%
        4,400,000(g)          U.S. Treasury Bills, 4/12/18                                      $     4,398,000
        7,700,000(g)          U.S. Treasury Bills, 4/19/18                                            7,694,060
       10,000,000(g)          U.S. Treasury Bills, 4/26/18                                            9,989,367
                                                                                                ---------------
                                                                                                $    22,081,427
---------------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $22,079,686)                                                $    22,081,427
---------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN UNAFFILIATED
                              ISSUERS -- 138.1%
                              (Cost $417,786,590) (o)                                           $   424,595,292
---------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (38.1)%                           $  (117,184,901)
---------------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                              $   307,410,391
===============================================================================================================

bps           Basis Points.

LIBOR         London Interbank Offered Rate.

REIT          Real Estate Investment Trust.

ZERO          Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2018, the value of these securities amounted to $190,945,718, or 62.1% of net assets.

(Cat Bond)    Catastrophe or event-linked bond. At March 31, 2018, the value of these securities amounted to $1,005,537, or 0.3% of net assets.
              See Notes to Financial Statements -- Note 1F.

+             Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
              (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at March 31, 2018.

(b) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2018.

(c) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(d)           Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 33

(e)           Security is in default.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2018.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

(h) Structured reinsurance investment. At March 31, 2018, the value of these securities amounted to $8,063,458, or 2.6% of net assets. See Notes to Financial Statements -- Note 1F.

(i)           Rate to be determined.

(j)           Security is priced as a unit.

(k)           Non-income producing security.

(l)           Contura Energy warrants are exercisable into 407 shares.

(m)           Midstates Petroleum warrants are exercisable into 6,606 shares.

(n)           ANR warrants are exercisable into 1,819,798 shares.

(o) Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

              United States                                                79.3%
              Luxembourg                                                    3.6
              Netherlands                                                   3.1
              Bermuda                                                       2.3
              United Kingdom                                                2.2
              Canada                                                        2.1
              Argentina                                                     1.6
              Italy                                                         1.3
              Ireland                                                       1.1
              Other (individually less than 1%)                             3.4
                                                                          -----
                                                                          100.0%
                                                                          =====

FORWARD FOREIGN CURRENCY CONTRACT

--------------------------------------------------------------------------------------------
             In
Currency     Exchange  Currency                                    Settlement   Unrealized
Purchased    for       Sold        Deliver       Counterparty      Date         Appreciation
--------------------------------------------------------------------------------------------
USD          5,940,838 EUR         (4,803,800)   JPMorgan          4/30/18      $18,884
                                                 Chase Bank NA
--------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACT                                         $18,884
============================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

-------------------------------------------------------------------------------------------------------------
                          Annual
Notional     Pay/         Fixed     Pay/          Floating    Expiration   Premiums   Unrealized     Market
Amount ($)   Receive (1)  Rate      Receive(2)    Rate        Date         Received   Appreciation   Value
-------------------------------------------------------------------------------------------------------------
22,500,000   Pay          1.59%     Receive       LIBOR USD   11/9/20      $101       $491,149       $491,250
                                                  3 Month
-------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT                        $101       $491,149       $491,250
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/18

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                               Obligation                Annual
Notional                       Reference/    Pay/        Fixed      Expiration  Premiums      Unrealized       Market
Amount ($)(3)   Counterparty   Index         Receive(2)  Rate       Date        Paid          Appreciation     Value
-------------------------------------------------------------------------------------------------------------------------
  485,000       Goldman Sachs  Chesapeake    Receive     5.00%      6/20/22     $ (59,412)    $ 44,210         $ (15,202)
                International  Energy Corp.

  310,000       Goldman Sachs  Chesapeake    Receive     5.00%      6/20/22       (37,975)      28,258            (9,717)
                International  Energy Corp.

  515,000       Goldman Sachs  Chesapeake    Receive     5.00%      6/20/22       (57,938)      41,795           (16,143)
                International  Energy Corp.

1,020,000       Citibank NA    JC Penney     Receive     5.00%      12/20/20     (132,600)      93,095           (39,505)
                               Corp., Inc.
-------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP
CONTRACTS -- SELL PROTECTION                                                    $(287,925)    $207,358         $ (80,567)
=========================================================================================================================
TOTAL SWAP CONTRACTS                                                            $(287,824)    $698,507         $ 410,683
=========================================================================================================================

(1)  Pays Semiannually.

(2)  Receives Quarterly.

(3) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

     ARS   --   Argentine Peso
     EUR   --   Euro
     IDR   --   Indonesian Rupiah
     USD   --   United States Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2018 were as follows:

--------------------------------------------------------------------------------
                                              Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                     $         --         $         --
Other Long-Term Securities                    $119,141,469         $130,834,503

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2018, the Trust engaged in purchases and sales pursuant to these procedures amounting to $2,982,661 and $1,266,268, respectively, resulting in a net realized gain of $12,890.

At March 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $418,535,286 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                        $ 27,060,079

     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value                                        (20,570,506)
                                                                                  ------------
     Net unrealized appreciation                                                  $ 6,489,573
                                                                                  ============

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 35

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2018, in valuing the Trust's investments.

----------------------------------------------------------------------------------------
                                Level 1         Level 2      Level 3         Total
----------------------------------------------------------------------------------------
Asset Backed Security           $          --  $   301,868  $            --  $   301,868
Collateralized Mortgage
   Obligations                             --    1,059,636               --    1,059,636
Commercial Mortgage-
   Backed Securities                       --    1,362,557               --    1,362,557
Senior Secured Floating
   Rate Loan Interests
   Capital Goods
       Aerospace & Defense                 --      617,834        2,171,070    2,788,904
   Health Care
       Equipment & Services
       Health Care Technology              --           --          853,713      853,713
   All Other Senior Secured
       Floating Rate
       Loan Interests                      --   16,494,310               --   16,494,310
Corporate Bonds & Notes
   Diversified Financials
       Other Diversified
          Financial Services               --           --        3,418,640    3,418,640
   Insurance
       Reinsurance                         --    1,005,537        8,063,458    9,068,995
   All Other Corporate
       Bonds & Notes                       --  339,182,073               --  339,182,073
Convertible Bonds & Notes                  --   10,322,472               --   10,322,472
Sovereign Debt Obligations                 --    4,155,079               --    4,155,079
U.S. Government and
   Agency Obligation                       --    1,500,299               --    1,500,299
Common Stocks
   Capital Goods
       Industrial Machinery                --           --              332          332
   Energy
       Coal &
          Consumable Fuels              1,072       72,623               --       73,695
   Health Care
       Equipment &
          Services Health Care
             Technology                    --           --            2,446        2,446
   Retailing
       Computer &
          Electronics Retail               --           --          134,435      134,435
   All Other Common Stocks            325,891           --               --      325,891

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/18

----------------------------------------------------------------------------------------------
                               Level 1           Level 2          Level 3         Total
----------------------------------------------------------------------------------------------
Convertible Preferred Stocks   $      4,655,225  $            --  $           --  $  4,655,225
Preferred Stocks
   Diversified Financials
       Specialized Finance                   --        3,225,000              --     3,225,000
   Materials
       Diversified Chemicals                 --               --         106,220       106,220
   All Other Preferred Stocks         3,448,845               --              --     3,448,845
Rights/Warrants
   Energy
       Coal &
           Consumable Fuels                  --            9,027              --         9,027
       Oil & Gas
           Exploration &
           Production                        --              --*              --           --*
   Health Care
       Equipment & Services
       Health Care Services                  --           24,203              --        24,203
Treasury Bills                               --       22,081,427              --    22,081,427
----------------------------------------------------------------------------------------------
Total Investments
   in Securities               $      8,431,033  $   401,413,945  $   14,750,314  $424,595,292
==============================================================================================
Other Financial Instruments
   Unrealized appreciation
      on forward foreign
      currency contract        $             --  $        18,884  $           --  $     18,884
Swap contracts, at value                     --          410,683              --       410,683
----------------------------------------------------------------------------------------------
Total Other
   Financial Instruments       $             --  $       429,567  $           --  $    429,567
==============================================================================================

*    Includes securities that are valued at $0.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                  Change in                                                                 Transfers
             Balance     Realized unrealized                                Accrued     Transfers Transfers in and out   Balance
             as of       gain     appreciation                              discounts/  in to     out of    of Level 3   as of
             3/31/17     (loss)(1)(depreciation)(2) Purchases  Sales        premiums    Level 3*  Level 3*  categories*  3/31/18
------------------------------------------------------------------------------------------------------------------------------------
Commercial
  Mortgage-Backed
    Securities
Bank
  Thrifts &
    Mortgage
    Finance  $   113,123 $  1,437 $      (751)      $      --  $  (113,835) $       26  $      -- $      -- $        --  $        --
Senior Secured
  Floating Rate
  Loan Interests
Capital Goods
  Aerospace &
    Defense    2,144,625      138      38,149              --      (16,125)      4,283         --        --          --    2,171,070
Health Care
  Equipment &
  Services
  Health Care
    Technology   853,713       --     (50,955)             --           --      50,955         --        --          --      853,713
Corporate Bonds
  & Notes
Diversified
  Financials
  Other
    Diversified
    Financial
    Services          --       --          --              --           --          --         --        --   3,418,640    3,418,640
Insurance
  Property
    & Casualty
    Insurance  2,864,275       --     542,157              --           --      12,208         --        --  (3,418,640)          --
  Reinsurance 10,836,716   (5,153) (1,303,885)      5,588,661   (7,016,387)    (36,494)        --        --          --    8,063,458
Common Stocks
Capital Goods
  Industrial
    Machinery        332       --          --              --           --          --         --        --          --          332
Health Care
  Equipment
  & Services
  Health Care
    Technology     2,446       --          --              --           --          --         --        --          --        2,446
Retailing
  Computer &
    Electronics
    Retail        66,194       --      68,241              --           --          --         --        --          --      134,435
Preferred Stocks
  Materials
  Diversified
    Chemicals         --       --    (772,476)         878,696          --          --         --        --          --      106,220
------------------------------------------------------------------------------------------------------------------------------------
Total        $16,881,424 $(3,578) $(1,479,520)      $6,467,357 $(7,146,347) $   30,978  $      -- $      -- $        --  $14,750,314
====================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. The change in level designation within the fair value hierarchy was due to a change in global industry classification (GIC) from Insurance to Diversified Financials. During the year ended March 31, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at March 31, 2018: $(1,134,131).

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/18

Statement of Assets and Liabilities | 3/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $417,786,590)  $424,595,292
  Cash                                                                     92,307
  Foreign currencies, at value (cost $1,121,602)                        1,211,276
  Swap contracts, at value (net premiums paid $(287,824))                 410,683
  Variation margin for centrally cleared swap contracts                     1,307
  Swaps collateral                                                        315,961
  Receivables --
     Investment securities sold                                            45,789
     Interest                                                           7,784,609
     Dividends                                                             60,809
  Unrealized appreciation on forward foreign currency contracts            18,884
  Other assets                                                              5,381
----------------------------------------------------------------------------------
         Total assets                                                $434,542,298
==================================================================================
LIABILITIES:
   Payables --
     Credit agreement                                                $125,000,000
     Investment securities purchased                                    1,550,000
     Trustees' fees                                                           297
     Interest expense                                                      13,038
   Due to broker for swap contracts                                       502,713
   Due to affiliates                                                        9,504
   Accrued expenses                                                        56,355
----------------------------------------------------------------------------------
         Total liabilities                                           $127,131,907
==================================================================================
NET ASSETS:
  Paid-in capital                                                    $373,852,594
  Undistributed net investment income                                   2,052,945
  Accumulated net realized loss on investments                        (76,106,168)
  Net unrealized appreciation on investments                            7,611,020
----------------------------------------------------------------------------------
         Net assets                                                  $307,410,391
==================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $307,410,391/29,231,771 shares                         $      10.52
==================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 39

Statement of Operations

For the Year Ended 3/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                             $30,811,655
   Dividends from unaffiliated issuers (net of foreign
      taxes withheld $7,875)                                          728,509
---------------------------------------------------------------------------------------------
         Total investment income                                                $ 31,540,164
---------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                $ 2,638,950
   Administrative expense                                              88,560
   Transfer agent fees                                                 14,169
   Shareowner communications expense                                   30,995
   Custodian fees                                                      34,348
   Professional fees                                                  197,987
   Printing expense                                                    23,064
   Trustees' fees                                                      16,170
   Pricing fees                                                        28,587
   Interest expense                                                 3,310,065
   Miscellaneous                                                      351,318
   Overdraft expense                                                    2,279
---------------------------------------------------------------------------------------------
      Total expenses                                                            $  6,736,492
---------------------------------------------------------------------------------------------
         Net investment income                                                  $ 24,803,672
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments in unaffiliated issuers                           $ (3,786,031)
   Swap contracts                                                     110,284
   Forward foreign currency contracts                                (619,037)
   Other assets and liabilities denominated
      in foreign currencies                                            (8,301)  $ (4,303,085)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
   Investments in unaffiliated issuers                           $ (3,556,302)
   Swap contracts                                                     431,596
   Forward foreign currency contracts                                 (12,080)
   Other assets and liabilities denominated
      in foreign currencies                                            90,452   $ (3,046,334)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                        $ (7,349,419)
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $ 17,454,253
=============================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Annual Report | 3/31/18

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                             Year            Year
                                                             Ended           Ended
                                                             3/31/18         3/31/17*
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $  24,803,672   $  27,858,506
Net realized gain (loss) on investments                         (4,303,085)    (17,329,470)
Change in net unrealized appreciation (depreciation)
  on investments                                                (3,046,334)     57,460,622
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                    $  17,454,253   $  67,989,658
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.78 and $0.97
   per share, respectively)                                  $ (22,800,780)  $ (28,320,361)
-------------------------------------------------------------------------------------------
      Total distributions to shareowners                     $ (22,800,780)  $ (28,320,361)
-------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                $          --   $   1,187,786
-------------------------------------------------------------------------------------------
   Net increase in net assets from Trust share transactions  $          --   $   1,187,786
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                     $  (5,346,527)  $  40,857,083
NET ASSETS:
Beginning of year                                              312,756,918     271,899,835
-------------------------------------------------------------------------------------------
End of year                                                  $ 307,410,391   $ 312,756,918
-------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                         $   2,052,945   $    (632,198)
===========================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 41

Statement of Cash Flows

For the Year Ended 3/31/18

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                            $   17,454,253
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:

   Purchases of investment securities                                             $ (125,192,213)
   Proceeds from disposition and maturity of investment securities                   132,595,050
   Net purchases of temporary cash investments                                        (5,763,366)
   Net (accretion) and amortization of discount/premium on investment securities      (1,548,452)
   Change in unrealized depreciation on investments in unaffiliated issuers            3,556,302
   Change in unrealized appreciation on swap contracts                                  (559,629)
   Change in unrealized depreciation on forward foreign currency contracts                12,080
   Change in unrealized appreciation on other assets and liabilities denominated
      in foreign currencies                                                              (90,348)
   Net realized loss on investments                                                    3,786,031
   Net premiums received on swap contracts                                               222,824
   Decrease in restricted cash                                                           157,651
   Increase in swap collateral                                                          (315,961)
   Increase in interest receivable                                                      (394,935)
   Increase in other assets                                                               (5,315)
   Decrease in due to affiliates                                                        (185,519)
   Increase in trustees' fees payable                                                         52
   Decrease in administration fee payable                                                 (8,977)
   Increase in accrued expenses                                                           13,439
   Decrease in interest expense payable                                                 (306,929)
   Increase in due to broker for swap contracts                                          502,713
   Increase in variation margin for centrally cleared swap contracts                     (17,252)
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies provided by operating activities            $   23,911,499
-------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Decrease in due to custodian                                                    $     (748,257)
  Distributions to shareowners                                                       (22,800,780)
-------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                 $  (23,549,037)
-------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $       90,348
-------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the year                                                           $      850,773
-------------------------------------------------------------------------------------------------
  End of the year                                                                 $    1,303,583
-------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                          $    3,616,994
=================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Year         Year           Year            Year            Year
                                                           Ended        Ended          Ended           Ended           Ended
                                                           3/31/18      3/31/17*       3/31/16*        3/31/15*        3/31/14
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                       $    10.70   $     9.34     $     11.89     $     14.19     $  14.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                   $     0.85   $     0.95     $      1.19     $      1.36     $   1.50
   Net realized and unrealized gain (loss) on investments       (0.25)        1.38           (2.40)          (2.05)        0.12
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                   $       --   $       --     $        --     $        --     $  (0.01)(e)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $     0.60   $     2.33     $     (1.21)    $     (0.69)    $   1.61
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed
      net investment income                                $    (0.78)  $    (0.97)**  $     (1.34)**  $     (1.61)**  $  (1.65)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $    (0.18)  $     1.36     $     (2.55)    $     (2.30)    $  (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    10.52   $    10.70     $      9.34     $     11.89     $  14.19
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                $     9.39   $     9.87     $     10.04     $     12.87     $  17.83
====================================================================================================================================
Total return at net asset value (b)                              6.38%       26.13%         (10.54)%         (7.38)%      10.32%
Total return at market value (b)                                 2.94%        8.23%         (11.37)%        (20.28)%      16.24%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (c)(d)                   2.14%        2.10%           1.67%           1.33%        1.04%
   Net investment income before preferred share
      distributions                                              7.88%        9.36%          11.23%          10.30%       10.70%
   Preferred share distributions                                   --%          --%             --%             --%        0.04%
   Net investment income available to shareowners                7.88%        9.36%          11.23%          10.30%       10.66%
Portfolio turnover rate                                            29%          48%             24%             37%          30%
Net assets, end of period (in thousands)                   $  307,410   $  312,757     $   271,900     $   344,349     $406,884

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/18 43

--------------------------------------------------------------------------------------------------------------------------------
                                                                     Year       Year       Year       Year       Year
                                                                     Ended      Ended      Ended      Ended      Ended
                                                                     3/31/18    3/31/17*   3/31/16*   3/31/15*   3/31/14
--------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                          $      --  $      --  $      --  $      --  $     --(e)
Asset coverage per preferred share, end of period                    $      --  $      --  $      --  $      --  $     --(e)
Average market value per preferred share (f)                         $      --  $      --  $      --  $      --  $     --(e)
Liquidation value, including dividends payable, per preferred share  $      --  $      --  $      --  $      --  $     --(e)
Total amount of debt outstanding (in thousands)                      $ 125,000  $ 125,000  $ 125,000  $ 151,000  $151,000
Asset coverage per $1,000 of indebtedness (in thousands)             $   3,459  $   3,502  $   3,175  $   3,280  $  3,419
================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per-share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(d)  Includes interest expense of 1.05%, 1.11%, 0.63%, 0.38%, and 0.02%, respectively.

(e)  Preferred shares were redeemed during the period.

(f)  Market value is redemption value without an active market.


The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/18

Notes to Financial Statements | 3/31/18

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Trust's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                          Pioneer High Income Trust | Annual Report | 3/31/18 45

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

46 Pioneer High Income Trust | Annual Report | 3/31/18

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                          Pioneer High Income Trust | Annual Report | 3/31/18 47

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2018, nine securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 2.21% of net assets. The value of these fair valued securities was $6,790,211.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

48 Pioneer High Income Trust | Annual Report | 3/31/18

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     During the year ended March 31, 2018, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average notional value of contracts open during the year ended March 31, 2018 was $5,552,204.

     Forward foreign currency contracts outstanding at March 31, 2018 are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2018, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

                          Pioneer High Income Trust | Annual Report | 3/31/18 49

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At March 31, 2018, the Trust reclassified $42,238,793 to decrease paid-in capital, $682,251 to increase undistributed net investment income and $41,556,542 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At March 31, 2018, the Trust was permitted to carry forward $8,155,215 of short-term capital losses and $65,509,133 of long-term capital losses without limitation. Additionally, at March 31, 2018, the Trust had a net capital loss carry forward of $2,117,410 which will expire in 2019 if not utilized. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

     The tax character of distributions paid to shareowners during the years ended March 31, 2018 and March 31, 2017 were as follows:

     ---------------------------------------------------------------------------
                                                            2018            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $22,800,780      $28,320,361
     ---------------------------------------------------------------------------
          Total                                     $22,800,780      $28,320,361
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2018:

     ---------------------------------------------------------------------------
                                                                            2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  2,765,055
     Capital loss carryforward                                       (75,781,758)
     Other book/tax temporary differences                             (1,036,520)
     Unrealized appreciation                                           7,611,020
     ---------------------------------------------------------------------------
          Total                                                     $(66,442,203)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

50 Pioneer High Income Trust | Annual Report | 3/31/18

F.   Insurance-Linked Securities ("ILS")

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

                          Pioneer High Income Trust | Annual Report | 3/31/18 51

G.   Risks

     At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade ("high yield") debt securities, floating rate loans and event-linked bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that cannot be disposed of by the Trust within seven days in the ordinary course of business at approximately the amounts which the Trust values the securities.

52 Pioneer High Income Trust | Annual Report | 3/31/18

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

     With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman & Co., the fund's custodian and accounting agent, and American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its NAV, impediments to trading, the inability of Trust shareholders to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Adviser is responsible for determining that the

                          Pioneer High Income Trust | Annual Report | 3/31/18 53 value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. As of March 31, 2018 the Trust hold no open repurchase agreements.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each

54 Pioneer High Income Trust | Annual Report | 3/31/18 participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as a component of "Swap contracts, at value" on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

                          Pioneer High Income Trust | Annual Report | 3/31/18 55

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at March 31, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at March 31, 2018 are listed in the Schedule of Investments. The average notional market value of credit default swap contracts open during the year ended March 31, 2018 was $2,166,148.

K.   Interest Rate Swap Contracts

     The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

56 Pioneer High Income Trust | Annual Report | 3/31/18

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.

     Open interest rate swap contracts at March 31, 2018 are listed in the Schedule of Investments. The average notional value of interest swap contracts open during the year ended March 31, 2018 was $22,500,000.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2018 the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.84% of the Trust's average daily net assets.

In addition, under the Adviser's management and administration agreements, certain other services and costs are paid by the Adviser and reimbursed by the Trust. At March 31, 2018, $9,504 was payable to the Adviser related to management costs, administrative costs and certain other services is included in "Due to affiliates" on the Statement of Assets and Liabilities.

3. Transfer Agent

American Stock Transfer & Trust Company ("AST") serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

                          Pioneer High Income Trust | Annual Report | 3/31/18 57

4. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a minimum transfer amount) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

58 Pioneer High Income Trust | Annual Report | 3/31/18

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of March 31, 2018:

-----------------------------------------------------------------------------------------------
                         Derivative
                         Assets
                         Subject to      Derivatives    Non-Cash     Cash         Net Amount
                         Master Netting  Available      Collateral   Collateral   of Derivative
Counterparty             Agreement       for Offset     Received (a) Received (a) Assets (b)
-----------------------------------------------------------------------------------------------
Citibank NA              $ 93,095         $       --    $        --  $       --   $ 93,095
Goldman Sachs
 International            114,263                 --             --          --    114,263
JPMorgan Chase Bank NA     18,884                 --             --          --     18,884
-----------------------------------------------------------------------------------------------
   Total                 $226,242         $       --    $        --  $       --   $226,242
===============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.


5.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                          Pioneer High Income Trust | Annual Report | 3/31/18 59

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2018 was as follows:

----------------------------------------------------------------------------------
Statement of Assets and Liabilities
                       Interest    Credit       Foreign         Equity   Commodity
                       Rate Risk   Risk         Exchange Risk   Risk     Risk
----------------------------------------------------------------------------------
Assets:
 Swap contracts,
  at value             $491,250    $ (80,567)   $     --        $   --   $   --
 Unrealized
  appreciation on
  forward foreign
  currency contracts         --           --      18,884            --       --
----------------------------------------------------------------------------------
  Total Value          $491,250    $ (80,567)   $ 18,884        $   --   $   --
==================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2018 was as follows:

----------------------------------------------------------------------------------
Statement of Operations
                         Interest     Credit    Foreign         Equity   Commodity
                         Rate Risk    Risk      Exchange Risk   Risk     Risk
----------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Swap contracts          $ (77,983)   $188,267  $          --   $   --   $   --
 Forward foreign
   currency contracts           --          --       (619,037)      --       --
----------------------------------------------------------------------------------
   Total Value           $ (77,983)   $188,267  $    (619,037)  $   --   $   --
==================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts          $ 363,116    $ 68,480  $          --   $   --   $   --
 Forward foreign
  currency contracts            --          --        (12,080)      --       --
----------------------------------------------------------------------------------
  Total Value            $ 363,116    $ 68,480  $     (12,080)  $   --   $   --
==================================================================================

6. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obligated to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

60 Pioneer High Income Trust | Annual Report | 3/31/18

As of March 31, 2018, the Trust had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------------
                                                                         Unrealized
                                                                         Appreciation
Loan                       Principal       Cost           Value         (Depreciation)
--------------------------------------------------------------------------------------
Centene Corp.              $3,195,000      $3,195,000     $3,195,000     $    --
--------------------------------------------------------------------------------------
   Total                   $3,195,000      $3,195,000     $3,195,000     $    --
======================================================================================

7. Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the year ended March 31, 2018 and the year ended March 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                   3/31/18            3/31/17
--------------------------------------------------------------------------------
Shares outstanding at beginning of year            29,231,771         29,113,714
Reinvestment of distributions                              --            118,057
--------------------------------------------------------------------------------
Shares outstanding at end of year                  29,231,771         29,231,771
================================================================================

8. Credit Agreement

The Trust has entered into a Revolving Credit Facility (the "Credit Agreement") agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one-month LIBOR rate plus 1.00%. There is no fixed borrowing limit.

At March 31, 2018, the Trust had a borrowing outstanding under the credit agreement totaling $125,000,000. The interest rate charged at March 31, 2018 was 2.75%. During the year ended March 31, 2018, the average daily balance was $125,000,000 at an average interest rate of 2.61%. Interest expense of $3,310,065 in connection with the credit agreement is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Sumitomo Mitsui Banking Corporation. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

9. Subsequent Events

A monthly dividend was declared on April 4, 2018 from undistributed and accumulated net investment income of $0.0650 per share payable April 30, 2018, to shareowners of record on April 18, 2018.

                          Pioneer High Income Trust | Annual Report | 3/31/18 61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer High Income Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the "Trust"), including the schedule of investments, as of March 31, 2018, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended March 31, 2014 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended March 31, 2017 and the financial highlights for the periods ended March 31, 2015, March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2018, the results of its operations, the changes in its net assets, cash flows and the financial highlights for the year ended and the financial highlights for the year ended March 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

62 Pioneer High Income Trust | Annual Report | 3/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
May 29, 2018

                          Pioneer High Income Trust | Annual Report | 3/31/18 63

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

64 Pioneer High Income Trust | Annual Report | 3/31/18

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Trust's fiscal year ended July 31, 2017.

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Trust, any of the other Trusts in the Pioneer Family of Trusts or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                          Pioneer High Income Trust | Annual Report | 3/31/18 65

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

66 Pioneer High Income Trust | Annual Report | 3/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held With the Trust    Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)            Class I Trustee since      Private investor (2004 - 2008 and        Director, Broadridge Financial
Chairman of the Board           2006. Term expires in      2013 - present); Chairman (2008 -        Solutions, Inc. (investor
and Trustee                     2018.                      2013) and Chief Executive Officer        communications and securities
                                                           (2008 - 2012), Quadriserv, Inc.          processing provider for
                                                           (technology products for securities      financial services industry)
                                                           lending industry); and Senior            (2009 - present); Director,
                                                           Executive Vice President, The Bank of    Quadriserv, Inc. (2005 -
                                                           New York (financial and securities       2013); and Commissioner, New
                                                           services) (1986 - 2004)                  Jersey State Civil Service
                                                                                                    Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)              Class II Trustee since     Managing Partner, Federal City           Director of New York Mortgage
Trustee                         2005. Term expires in      Capital Advisors (corporate advisory     Trust (publicly-traded
                                2019.                      services company) (1997 - 2004 and       mortgage REIT) (2004 - 2009,
                                                           2008 - present); Interim Chief           2012 - present); Director of
                                                           Executive Officer, Oxford Analytica,     The Swiss Helvetia Fund, Inc.
                                                           Inc. (privately held research and        (closed-end fund) (2010 -
                                                           consulting company) (2010); Executive    present); Director of Oxford
                                                           Vice President and Chief Financial       Analytica, Inc. (2008 -
                                                           Officer, I-trax, Inc. (publicly          present); and Director of
                                                           traded health care services company)     Enterprise Community
                                                           (2004 - 2007); and Executive Vice        Investment, Inc.
                                                           President and Chief Financial            (privately-held affordable
                                                           Officer, Pedestal Inc.                   housing finance company) (1985
                                                           (internet-based mortgage trading         - 2010)
                                                           company) (2000 - 2002); Private
                                                           Consultant (1995 - 1997); Managing
                                                           Director, Lehman Brothers (1992 -
                                                           1995); Executive, The World Bank
                                                           (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)       Class III Trustee since    William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                         2008. Term expires in      Political Economy, Harvard University    Funds Investment Trust and
                                2020.                      (1972 - present)                         Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw 17
                                                                                                    portfolios in fund complex)
                                                                                                    (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/18 67

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held With the Trust    Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)       Class II Trustee since     Founding Director, Vice-President and    None
Trustee                         2002. Term expires in      Corporate Secretary, The Winthrop
                                2020.                      Group, Inc. (consulting firm) (1982 -
                                                           present); Desautels Faculty of
                                                           Management, McGill University (1999 -
                                                           2017); and Manager of Research
                                                           Operations and Organizational
                                                           Learning, Xerox PARC, Xerox's advance
                                                           research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)        Class II Trustee since     Chief Investment Officer, 1199 SEIU      None
Trustee                         2015. Term expires in      Funds (healthcare workers union
                                2019.                      pension funds) (2001 - present); Vice
                                                           President - International Investments
                                                           Group, American International Group,
                                                           Inc. (insurance company) (1993 -
                                                           2001); Vice President, Corporate
                                                           Finance and Treasury Group, Citibank,
                                                           N.A. (1980 - 1986 and 1990 - 1993);
                                                           Vice President - Asset/Liability
                                                           Management Group, Federal Farm
                                                           Funding Corporation
                                                           (government-sponsored issuer of debt
                                                           securities) (1988 - 1990); Mortgage
                                                           Strategies Group, Shearson Lehman
                                                           Hutton, Inc. (investment bank) (1987
                                                           - 1988); Mortgage Strategies Group,
                                                           Drexel Burnham Lambert, Ltd.
                                                           (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)        Class I Trustee since      President and Chief Executive            Director of New America High
Trustee                         2002.                      Officer, Newbury Piret Company           Income Fund, Inc. (closed-end
                                Term expires in 2018.      (investment banking firm) (1981 -        investment company) (2004 -
                                                           present)                                 present); and Member, Board of
                                                                                                    Governors, Investment Company
                                                                                                    Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)          Class I Trustee since      Consultant (investment company           None
Trustee                         2014. Term expires in      services) (2012 - present); Executive
                                2018.                      Vice President, BNY Mellon (financial
                                                           and investment company services)
                                                           (1969 - 2012); Director, BNY
                                                           International Financing Corp.
                                                           (financial services) (2002 - 2012);
                                                           and Director, Mellon Overseas
                                                           Investment Corp. (financial services)
                                                           (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer High Income Trust | Annual Report | 3/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held With the Trust    Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*             Class II Trustee since     Director, CEO and President of Amundi    None
Trustee, President and Chief    2015. Term expires in      Pioneer Asset Management USA, Inc.
Executive Officer               2019.                      (since September 2014); Director, CEO
                                                           and President of Amundi Pioneer Asset
                                                           Management, Inc. (since September
                                                           2014); Director, CEO and President of
                                                           Amundi Pioneer Distributor, Inc.
                                                           (since September 2014); Director, CEO
                                                           and President of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since September 2014); Chair, Amundi
                                                           Pioneer Asset Management USA, Inc.,
                                                           Amundi Pioneer Distributor, Inc. and
                                                           Amundi Pioneer Institutional Asset
                                                           Management, Inc. (September 2014 -
                                                           2018); Managing Director, Morgan
                                                           Stanley Investment Management (2010 -
                                                           2013); and Director of Institutional
                                                           Business, CEO of International, Eaton
                                                           Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*         Class II Trustee since     Director and Executive Vice President    None
Trustee                         2014. Term expires in      (since 2008) and Chief Investment
                                2020.                      Officer, U.S. (since 2010) of Amundi
                                                           Pioneer Asset Management USA, Inc.;
                                                           Executive Vice President and Chief
                                                           Investment Officer, U.S. of Amundi
                                                           Pioneer (since 2008); Executive Vice
                                                           President of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           (since 2009); Portfolio Manager of
                                                           Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

                          Pioneer High Income Trust | Annual Report | 3/31/18 69

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held With the Trust    Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)      Since 2003. Serves at      Vice President and Associate General     None
Secretary and Chief Legal       the discretion of the      Counsel of Amundi Pioneer since
Officer                         Board                      January 2008; Secretary and Chief
                                                           Legal Officer of all of the Pioneer
                                                           Funds since June 2010; Assistant
                                                           Secretary of all of the Pioneer Funds
                                                           from September 2003 to May 2010; and
                                                           Vice President and Senior Counsel of
                                                           Amundi Pioneer from July 2002 to
                                                           December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)          Since 2010. Serves at      Fund Governance Director of Amundi       None
Assistant Secretary             the discretion of the      Pioneer since December 2006 and
                                Board                      Assistant Secretary of all the Pioneer
                                                           Funds since June 2010; Manager - Fund
                                                           Governance of Amundi Pioneer from
                                                           December 2003 to November 2006; and
                                                           Senior Paralegal of Amundi Pioneer
                                                           from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)               Since 2010. Serves at      Senior Counsel of Amundi Pioneer since   None
Assistant Secretary             the discretion of the      May 2013 and Assistant Secretary of
                                Board                      all the Pioneer Funds since June 2010;
                                                           and Counsel of Amundi Pioneer from
                                                           June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)            Since 2008. Serves at      Vice President - Fund Treasury of        None
Treasurer and Chief Financial   the discretion of the      Amundi Pioneer; Treasurer of all of
and Accounting Officer          Board                      the Pioneer Funds since March 2008;
                                                           Deputy Treasurer of Amundi Pioneer
                                                           from March 2004 to February 2008; and
                                                           Assistant Treasurer of all of the
                                                           Pioneer Funds from March 2004 to
                                                           February 2008
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer High Income Trust | Annual Report | 3/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held With the Trust    Length of Service          Principal Occupation                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)           Since 2002. Serves at      Director - Fund Treasury of Amundi       None
Assistant Treasurer             the discretion of the      Pioneer; and Assistant Treasurer of
                                Board                      all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)              Since 2002. Serves at      Fund Accounting Manager - Fund           None
Assistant Treasurer             the discretion of the      Treasury of Amundi Pioneer; and
                                Board                      Assistant Treasurer of all of the
                                                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)           Since 2009. Serves at      Fund Administration Manager - Fund       None
Assistant Treasurer             the discretion of the      Treasury of Amundi Pioneer since
                                Board                      November 2008; Assistant Treasurer of
                                                           all of the Pioneer Funds since January
                                                           2009; and Client Service Manager -
                                                           Institutional Investor Services at
                                                           State Street Bank from March 2003 to
                                                           March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)            Since 2010. Serves at      Chief Compliance Officer of Amundi       None
Chief Compliance Officer        the discretion of the      Pioneer and of all the Pioneer Funds
                                Board                      since March 2010; Chief Compliance
                                                           Officer of Amundi Pioneer
                                                           Institutional Asset Management, Inc.
                                                           since January 2012; Chief Compliance
                                                           Officer of Vanderbilt Capital
                                                           Advisors, LLC since July 2012:
                                                           Director of Adviser and Portfolio
                                                           Compliance at Amundi Pioneer since
                                                           October 2005; and Senior Compliance
                                                           Officer for Columbia Management
                                                           Advisers, Inc. from October 2003 to
                                                           October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)            Since 2006. Serves at      Vice President - Investor Services       None
Anti-Money Laundering Officer   the discretion of the      Group of Amundi Pioneer and Anti-Money
                                Board                      Laundering Officer of all the Pioneer
                                                           Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/18 71

                          This page is for your notes.

72 Pioneer High Income Trust | Annual Report | 3/31/18

                          This page is for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/18 73

                          This page is for your notes.

74 Pioneer High Income Trust | Annual Report | 3/31/18

                          This page is for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/18 75

                           This page is for your notes.

76 Pioneer High Income Trust | Annual Report | 3/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19206-12-0518

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended
March 31, 2018 and $49,954 payable to Deloitte & Touche LLP for the year ended March 31, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
March 31, 2018 and $9,904 payable to Deloitte & Touche LLP for the year ended March 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
March 31, 2018 and $9,904 payable to Deloitte & Touche LLP for the year ended March 31, 2017.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

                     Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2018. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                 11    $7,768,923                    N/A              N/A
                     Other Pooled Investment Vehicles           6    $9,926,626                      3    $7,727,609
                     Other Accounts                             5    $1,455,799                    N/A              N/A
-------------------  ----------------------------------        --    ----------         ----------------     ----------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2018 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                C
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer


Date May 30, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2018

* Print the name and title of each signing officer under his or her signature.